Exhibit 10.28

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

COLLABORATION AND LICENSE AGREEMENT

BETWEEN

HBM ALPHA THERAPEUTICS, INC.

AND

SPRUCE BIOSCIENCES, INC.

January 15, 2025

Page

Article 1 DEFINITIONS	1
Article 2 LICENSE	18
2.1 License to Spruce	18
2.2 License to HBM Alpha	20
2.3 No Implied Licenses	21
2.4 Transfer of Licensed Know-How	21
2.5 [Reserved]	21
2.6 Non-Compete	21
2.7 Right of First Negotiation	22
2.8 Upstream Agreements	23
2.9 Excluded License	23
Article 3 GOVERNANCE	24
3.1 Alliance Managers	24
3.2 Joint Steering Committee	24
3.3 Limitation of JSC Authority	27
3.4 Discontinuation of the JSC	27
3.5 Working Groups	27
Article 4 DEVELOPMENT	27
4.1 Overview	27
4.2 Pre-IND Development	27
4.3 Post-IND Developmental Diligence	28
4.4 Cooperation	28
4.5 Development Records	29
4.6 Development Reports	29
4.7 Data Exchange	29
4.8 Subcontractors	30
Article 5 REGULATORY MATTERS	30
5.1 Regulatory Responsibilities	30
5.2 Right of Reference to Regulatory Materials	31
5.3 No Harmful Actions	31
5.4 Notification of Threatened Action	31
5.5 Adverse Event Reporting and Safety Data Exchange	31
5.6 Remedial Actions	32
Article 6 COMMERCIALIZATION	32
6.1 Overview; Diligence	32
6.2 Commercialization Reporting	33
6.3 No Diversion	33

Article 7 MANUFACTURE AND SUPPLY	34
7.1 Clinical and Commercial Supply	34
7.2 Manufacturing Technology Transfer	34
7.3 Distribution	34
7.4 Brand Security and Anti-Counterfeiting	35
Article 8 COMPENSATION	35
8.1 Upfront Payment; Equity Consideration	35
8.2 Development and Regulatory Milestone Payments	35
8.3 Sales Milestone Payments	37
8.4 Royalties on Net Sales	38
8.5 Royalty Payments; Reports	39
8.6 Subsequent Transaction Income	40
8.7 Payment Method; Foreign Exchange	40
8.8 Interest on Late Payments	40
8.9 Upstream Agreement Payments	40
8.10 Records; Audits	40
8.11 Taxes	41
Article 9 INTELLECTUAL PROPERTY MATTERS	42
9.1 Ownership; License Grants	42
9.2 Patent Prosecution	43
9.3 Patent Term Extensions in the Spruce Territory	45
9.4 Patent Enforcement	46
9.5 Third Party Infringement Claims	49
9.6 Common Interest Disclosures	49
Article 10 REPRESENTATIONS AND WARRANTIES; COVENANTS	50
10.1 Mutual Representations and Warranties	50
10.2 Additional Representations and Warranties of HBM Alpha	50
10.3 Compliance with Laws	52
10.4 Full Disclosure	52
10.5 Additional HBM Alpha Covenants	52
10.6 No Other Representations or Warranties	54
Article 11 INDEMNIFICATION	54
11.1 Indemnification by HBM Alpha	54
11.2 Indemnification by Spruce	54
11.3 Indemnification Procedures	55
11.4 Limitation of Liability	55
11.5 Insurance	56
Article 12 CONFIDENTIALITY	56
12.1 Confidentiality	56
12.2 Authorized Disclosure	56
12.3 Publicity; Terms of Agreement	57

12.4 Technical Publication	58
12.5 Equitable Relief	59
Article 13 TERM AND TERMINATION	59
13.1 Term	59
13.2 Termination by Spruce	59
13.3 Termination for Breach	59
13.4 Termination for Cessation	59
13.5 Termination for Patent Challenge	60
13.6 Termination Due to Bankruptcy	60
13.7 Effects of Termination by Spruce for Convenience, by Spruce for HBM Alpha’s Bankruptcy, or by HBM Alpha for Spruce’s Default	61
13.8 Effects of Termination by Spruce for HBM Alpha’s Material Breach	62
13.9 Survival	63
13.10 Termination Not Sole Remedy	64
13.11 Spruce Special Remedy	64
Article 14 DISPUTE RESOLUTION	64
14.1 Disputes; Internal Resolution	64
14.2 Arbitration	64
14.3 Intellectual Property Disputes	65
14.4 Governing Law	65
Article 15 MISCELLANEOUS	65
15.1 Entire Agreement; Amendment	65
15.2 Force Majeure	66
15.3 Export Control	66
15.4 Notices	66
15.5 No Strict Construction; Headings	67
15.6 Assignment; Change of Control	67
15.7 Performance by Affiliates	68
15.8 Further Actions	68
15.9 Severability	68
15.10 No Waiver	68
15.11 Independent Contractors	68
15.12 English Language	68
15.13 Counterparts	69
15.14 Rights in Bankruptcy	69

List of Schedules

Schedule 1.54 Licensed Compounds

Schedule 1.56 Licensed Patents

Schedule 2.4 Transfer of Licensed Know-How

Schedule 3.2.4 Expedited Arbitration

Schedule 4.2 Development Plan

Schedule 7.1 Clinical Supply

Schedule 10.2.11 Existing Agreements

Schedule 13.7.1 Baseball Arbitration

COLLABORATION AND LICENSE AGREEMENT

This Collaboration and License Agreement (this “Agreement”) is entered into as of January 15, 2025 (the “Effective Date”) by and between HBM Alpha Therapeutics, Inc., a corporation organized and existing under the laws of Delaware and having a place of business at Suite 355, 22 Strathmore Road, Natick, MA 01760 (“HBM Alpha”), and Spruce Biosciences, Inc., a corporation organized and existing under the laws of Delaware and having a place of business at 611 Gateway Blvd, Suite 740, South San Francisco, CA 94080, USA, (“Spruce”). HBM Alpha and Spruce are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

Whereas, HBM Alpha is currently conducting research and development of an anti-[***] antibody program known as HBM[***];

Whereas, Spruce is a biopharmaceutical company with experience in developing pharmaceutical products; and

Whereas, Spruce desires to obtain from HBM Alpha an exclusive license to Exploit the Licensed Products in the Spruce Territory (with each capitalized term as respectively defined below), and HBM Alpha is willing to grant such license to Spruce, all under the terms and conditions hereof.

Now, Therefore, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Agreement, the Parties agree as follows:

Article 1
DEFINITIONS

1.1 “Acceptance” means (a) with respect to an [***].

1.2 “Accounting Standards” means U.S. generally accepted accounting principles (“GAAP”) or, to the extent that Spruce, its Affiliates or their respective Sublicensees adopts International Financial Reporting Standards (“IFRS”), then “Accounting Standards” means IFRS, in either case consistently applied.

1.3 “Act” shall mean, as applicable, the United States Federal Food, Drug and Cosmetic Act, 21 U.S.C. §§301 et seq., and/or the Public Health Service Act, 42 U.S.C. §§262 et seq., as such may be amended from time to time.

1.4 “Adverse Risk” means any risk of an adverse effect on the Development, procurement or maintenance of Regulatory Approval, Manufacture or Commercialization of Licensed Products.

1.5 “Affiliate” means, with respect to a particular Party, a Person that controls, is controlled by or is under common control with such Party, for so long as such control exists. For the purposes of this definition, the word “control” (including, with correlative meaning, the terms

“controlled by” or “under common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of fifty percent (50%) or more of the voting stock of such entity, or by contract or otherwise. For clarity, once a Person ceases to be an Affiliate of a Party, then, without any further action, such Person shall cease to have any rights, including license and sublicense rights, under this Agreement by reason of being an Affiliate of such Party.

1.6 “Anti-Corruption Laws” means laws, regulations, or orders prohibiting the provision of a financial or other advantage for a corrupt purpose or otherwise in connection with the improper performance of a relevant function, including without limitation, to the extent applicable, the Corruption of Foreign Public Officials Act (CFPOA), the U.S. Foreign Corrupt Practices Act (FCPA), the UK Bribery Act 2010, and similar laws governing corruption and bribery, whether public, commercial or both, to the extent applicable.

1.7 “Antibody” means (a) any molecule that binds to an antigen and contains one or more immunoglobulin variable domains, including anti-idiotype antibodies, antibodies with incorporated half-life extended mutations, bispecific or multi-specific antibodies that bind and are directed to the antigen, and (b) any fragment that specifically binds and is directed to the antigen and that is a variant, modification or derivative of any molecule described in the preceding clause (a).

1.8 “Biosimilar Product” means, with respect to a given Licensed Product in a given country, any product (including a “biogeneric,” “follow-on biologic,” “follow-on biological product,” “follow-on protein product,” “similar biological medicinal product,” or “biosimilar product”) that (a) [***].

1.9 “Biosimilar Product Threshold” means, with respect to a Licensed Product and a country, the average Net Sales per Calendar Quarter of such Licensed Product in such country in the [***] immediately preceding the first Calendar Quarter in which the Biosimilar Product is made commercially available in such country.

1.10 “Business Day” means a day other than Saturday, Sunday or any day that banks in New York, New York or Beijing, China, are required or permitted to be closed.

1.11 [***].

1.12 “Calendar Quarter” means each successive period of three (3) consecutive calendar months ending on March 31, June 30, September 30, or December 31, except that the first Calendar Quarter of the Term will commence on the Effective Date, and the last Calendar Quarter of the Term will end on the effective date of the termination or expiration of this Agreement.

1.13 “Change of Control” means with respect to either Party: (a) the sale of all or substantially all of such Party’s assets or business to a Third Party; (b) a merger, reorganization or consolidation involving such Party in which the voting securities of such Party outstanding immediately prior thereto cease to represent at least fifty percent (50%) of the combined voting power of the surviving entity immediately after such merger, reorganization or consolidation; or

(c) a Person, or group of Persons, acting in concert acquire more than fifty percent (50%) of the voting equity securities or management control of such Party.

1.14 “Clinical Trial” means a Phase 1 Clinical Trial, a Phase 2 Clinical Trial, a Phase 3 Clinical Trial or a Phase 4 Clinical Trial.

1.15 “CMC Information” means Information related to the chemistry, manufacturing and controls of the Licensed Products, as specified by the FDA, EMA and other applicable Regulatory Authorities.

1.16 “Combination Product” means a Licensed Product comprising the Licensed Compound and one or more active ingredient(s), where the Licensed Compound and the other active ingredient(s) are co-formulated or co-packaged and sold for a single invoiced price. Such other active ingredient(s) are referred to as the “Other Product(s)”.

1.17 “Commercialization” means all activities undertaken before and after obtaining Regulatory Approvals relating specifically to the pre-launch, launch, promotion, detailing, medical education and medical liaison activities, marketing, pricing, reimbursement, sale, and distribution of Licensed Products, including strategic marketing, sales force detailing, advertising, market Licensed Product support, all customer support, Licensed Product distribution and invoicing and sales activities; provided, however, “Commercialization” shall exclude any activities relating to the Manufacture of Licensed Products. “Commercialize” and “Commercializing” shall have the correlative meanings.

1.18 “Commercially Reasonable Efforts” means, (a) except as otherwise provided in clause (b), with respect to the efforts where applied to carrying out specific tasks and obligations of either Party under this Agreement, expending [***] of such Party and its Affiliates to accomplish such task or obligation as [***] to accomplish a similar task or obligation under similar circumstances and (b) with respect to the efforts to be expended by Spruce to Exploit a Licensed Product, [***] to accomplish a similar objective under similar circumstances for a similar biological or pharmaceutical product owned by it or to which it has rights, which product is at a similar stage in its development or product life and is of similar market potential, taking into account all relevant factors, including efficacy, safety, approved labeling, product profile, the competitiveness of alternative products in the marketplace, the patent and other proprietary position of the product, profitability (including pricing and reimbursement), the likelihood of Regulatory Approval given the regulatory structure involved [***].

1.19 “Competing Product” means any product, other than a Licensed Product, that comprises or contains a [***].

1.20 “Confidential Information” of a Party means any and all Information of such Party or its Affiliates that is disclosed to the other Party or its Affiliates under this Agreement, whether in oral, written, graphic, or electronic form. In addition, all Information disclosed by a Party or its Affiliates pursuant to the Confidential Disclosure Agreement between Spruce and HBM Alpha dated as of [***] (the “Confidentiality Agreement”) shall be deemed to be Confidential Information of such Party disclosed hereunder; provided, however, that any use or disclosure of any such Information that is authorized under Article 12 shall not be restricted by, or be deemed a violation of, the Confidentiality Agreement. [***].

1.21 “Control” means, with respect to any material, Information, Data, Patent or other intellectual property right, possession of the right, whether directly or indirectly, and whether by ownership, license, or otherwise, to grant a license, sublicense, or other right to or under, such material, Information, Patent, or intellectual property right without violating the terms of any existing agreement or other arrangement with any Third Party. [***].

1.22 “Cover” means, with respect to a Patent and a Licensed Product, that the Manufacture, use, offer for sale, sale or import of such Licensed Product by an unlicensed Third Party would infringe a Valid Claim in such Patent, or in the case of a Valid Claim that is a pending claim, would infringe such claim if it were to issue. “Covered” and “Covering” shall have the correlative meanings.

1.23 “[***]” means [***].

1.24 “CTA” means a Clinical Trial Application which provides comprehensive information about the investigational medicinal product(s) and planned trial, enabling Regulatory Authorities to assess the acceptability of conducting the applicable study.

1.25 “Data” means all data, including CMC Information, non-clinical data, preclinical data and clinical data, generated by or on behalf of a Party or its Affiliates or their respective Sublicensees pursuant to activities conducted under this Agreement. For clarity, Data does not include any patentable Inventions.

1.26 “Development” means all activities conducted after the Effective Date relating to preclinical and clinical trials, toxicology testing, statistical analysis, publication and presentation of study results with respect to Licensed Products, and the reporting, preparation and submission of regulatory applications (including any CMC Information) for obtaining, registering and maintaining Regulatory Approval of Licensed Products; provided, however, “Development” shall exclude any activities relating to the Manufacture of Licensed Product. “Develop” and “Developing” shall have the correlative meanings.

1.27 “Drug Substance” means bulk drug substance that is represented for use in a drug that, when used in the Manufacturing of a drug, becomes an active pharmaceutical ingredient.

1.28 “EMA” means the European Medicines Agency or any successor entity.

1.29 “European Union” means the European Union member states as then constituted.

1.30 “Excluded IP” means any Patent claiming or Information specifically related to [***].

1.31 “Excluded License” means the [***].

1.32 “Exploit” or “Exploitation” means the making, having made, using, having used, selling, having sold, offering for sale or otherwise disposing of, the Licensed Products, including all discovery, research, Development (including the conduct of Clinical Trials), Manufacturing, registration, modification, enhancement, improvement, labeling, storage, formulation, exportation, importation, optimization, transportation, distribution, promotion, marketing and Commercialization activities related thereto.

1.33 “FDA” means the U.S. Food and Drug Administration or any successor entity.

1.34 “Field” means any and all uses.

1.35 “First Commercial Sale” means with respect to a country, the first sale of a Licensed Product in such country to a Third Party by or on behalf of Spruce, its Affiliates or Sublicensees after Regulatory Approval has been obtained in such country.

1.36 “Fiscal Year” means Spruce’s fiscal year that starts on January 1 and ends on December 31, save that the first Fiscal Year shall commence on the Effective Date and end on December 31 and the last Fiscal Year shall end on the date of termination or expiry of this Agreement.

1.37 “GCP” means the then-current standards, practices and procedures promulgated or endorsed by the FDA as set forth in the guidelines entitled “Guidance for Industry E6 Good Clinical Practice: Consolidated Guidance,” including related regulatory requirements imposed by the FDA and comparable regulatory standards, practices and procedures promulgated by the EMA or other Regulatory Authority, as they may be updated from time to time, including applicable quality guidelines promulgated under the ICH.

1.38 “GLP” means the then-current good laboratory practice standards promulgated or endorsed by the FDA as defined in 21 C.F.R. Part 58, and comparable regulatory standards promulgated by EMA or other Regulatory Authority, as may be updated from time to time, including applicable quality guidelines promulgated under the ICH.

1.39 “GMP” means (a) the good manufacturing practices required by the FDA and set forth in the FDCA or FDA regulations (including without limitation 21 CFR 210 and 211), policies, guidances or guidelines, or any applicable equivalent within a regulatory jurisdiction, including, without limitation, any applicable current good manufacturing practices requirements and pharmaceutical industry standards for the manufacture and testing of investigational pharmaceutical materials in force from time-to-time in the European Union (including, without limitation, Directive 2003/94/EC laying down the principles and guidelines of good manufacturing practice), the relevant national implementations of these rules and any relevant national and European Commission and Committee on Proprietary Medicinal Products guidance and, in particular, Annex 13 of the Guide to Good Manufacturing Practice entitled “Manufacture of investigational medicinal products”, as updated and amended from time-to-time, in each case in effect at any time during the term of this Agreement, for the manufacture, handling and testing of investigational pharmaceutical products; (b) the corresponding requirements of each applicable Regulatory Authority or other Governmental Authority; and (c) any other guidances, procedures, practices, arrangements, additions or clarifications, as the Parties may agree in writing from time-to-time.

1.40 “Governmental Authority” means any multi-national, national, federal, state, local, municipal, provincial or other governmental authority of any nature (including any governmental division, prefecture, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal).

1.41 “Harbour Mouse” or “Harbour Mice” means any [***].

1.42 “HBM Alpha Territory” means, collectively, [***].

1.43 “HBM[***]” means the [***].

1.44 “HBM[***] IND-Enabling Activities” means all [***].

1.45 “ICH” means International Conference on Harmonization of Technical Requirements for Registration of Pharmaceuticals for Human Use.

1.46 “IND” means an investigational new drug application submitted to the FDA pursuant to 21 C.F.R. Part 312, including any amendments or supplements thereto. References herein to IND will include, to the extent applicable, any foreign counterpart of the foregoing filed with a Regulatory Authority outside the U.S. for the investigation of a medicinal product in any other country or group of countries in conformance with the requirements of such Regulatory Authority.

1.47 “Indication” means any human disease, disorder or condition for which a Licensed Product can be used to diagnose, treat or prevent and for which a separate MAA (including any extensions or supplements) is required to be filed with a Regulatory Authority. [***].

1.48 [***].

1.49 “Information” means any Data, results, technology, business or financial information or information of any type whatsoever, in any tangible or intangible form, including know-how, copyrights, trade secrets, practices, techniques, methods, processes, inventions, developments, specifications, formulae, software, algorithms, marketing reports, expertise, technology, test data (including pharmacological, biological, chemical, biochemical, clinical test data and data resulting from non-clinical studies), CMC Information, stability data and other study data and procedures but excluding Patents.

1.50 “Initiation” means, with respect to a Clinical Trial, first dosing in the first (1st) patient in such Clinical Trial. “Initiate” and “Initiating” shall have the correlative meanings.

1.51 “Inventions” means any inventions and/or discoveries, including processes, manufacture, composition of matter, Information, methods, assays, designs, protocols, and formulas, and improvements or modifications thereof, patentable or otherwise, that are generated, developed, conceived or reduced to practice (constructively or actually) by or on behalf of a Party or its Affiliates or their respective Sublicensees (a) pursuant to activities conducted under this Agreement, or (b) in connection with the Exploitation of Licensed Products, in each case of (a) and (b), including all rights, title and interest in and to the intellectual property rights therein and thereto; provided, however, that Inventions shall exclude Data.

1.52 “Joint Patents” means any Patents that claim Joint Inventions.

1.53 “Laws” means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of any federal, national, multinational, state, provincial, county, municipal, city or other political subdivision, domestic or foreign, including, where applicable, ICH, GCP, GLP and GMP.

1.54 “Licensed Compound” means [***].

1.55 “Licensed Know-How” means any and all [***].

1.56 “Licensed Patents” means any and all Patents that [***].

1.57 “Licensed Product” means any pharmaceutical product in any form, formulation, dosage, and delivery mode comprising or containing a Licensed Compound, alone or in combination with one or more other therapeutically active ingredients, including any Combination Product. For clarity, Licensed Products include [***].

1.58 “Licensed Technology” means the Licensed Know-How and Licensed Patents.

1.59 “Knowledge” means, with respect to a Party, the actual knowledge of any senior director or executive officers (including the Chief Executive Officer and any other individual holding a job title including “chief”, “executive”, “president” or similar designations) of such Party, in each case, after reasonable inquiry of the employees having responsibilities in such Party’s organization with respect to the relevant subject matters.

1.60 “MAA” means any marketing authorization application submitted to the appropriate Regulatory Authority for approval to market a pharmaceutical or biologic product, including a Biologics License Application (“BLA”) or New Drug Application submitted to the FDA in United States, but in all cases excluding application for pricing and reimbursement approvals.

1.61 “Major European Markets” means France, Germany, Italy, Spain, and the United Kingdom.

1.62 “Manufacture” and “Manufacturing” mean activities directed to manufacturing, processing, filling, finishing, packaging, labeling, quality control, quality assurance testing and release, post-marketing validation testing, inventory control and management, storing and transporting any Licensed Product, including oversight and management of vendors therefor.

1.63 “Manufacturing Costs” means, with respect to a Licensed Compound or Licensed Product supplied by a Party:

1.63.1 if a Licensed Compound or Licensed Product is Manufactured by such Party’s Third Party contract manufacturer, (a) such Party’s actual Third Party cost of the manufacture and supply of such Licensed Compound or Licensed Product, [***]; and

1.63.2 if a Licensed Compound or Licensed Product is Manufactured by such Party itself or its Affiliate, the actual, fully burdened cost for the manufacture and supply of such Licensed Compound or Licensed Product, including raw materials, direct labor and benefits, and the proportionate share of indirect manufacturing costs. Such fully burdened cost shall be calculated in accordance with Accounting Standards consistently applied and, if applicable, on a theoretical full-capacity basis (with reasonable changeover and maintenance downtime) with the percentage allocable to Manufacturing Cost representing the number of units or runs of a Licensed Compound or Licensed Product produced or performed as a percentage of the total number of units or runs, including those of other products, that could be manufactured in such facility during a Fiscal Year, provided that Manufacturing Costs shall exclude the allocation of costs attributable to unutilized capacity specifically reserved for a Licensed Compound or Licensed Product.

1.64 “Material Development Issue” means, with respect to the Development activities relating to any Licensed Product to be conducted by HBM Alpha, its Affiliates or Sublicensees in the HBM Alpha Territory, a material safety issue or material adverse event that is reasonably likely to result from such Development activities and cause (a) [***], (b) [***], or (c) [***], in each case of (a)–(c), in the HBM Alpha Territory or the Spruce Territory.

1.65 [***].

1.66 “Net Sales” means the gross amounts billed or invoiced by Spruce, its Affiliates and their respective Sublicensees for sales or other disposition of Licensed Products to Third Parties, less the following deductions to the extent reasonable, customary, and actually allowed and taken specifically pertaining to such sales and to the extent not otherwise received by or reimbursed to Spruce, its Affiliates or their respective Sublicensees:

1.66.1 [***]

1.66.2 [***]

1.66.3 [***]

1.66.4 [***]

1.66.5 [***]

1.66.6 [***]

1.66.7 [***]

[***]

[***]

[***].

Net Sales for a Combination Product shall be calculated as follows:

(a) [***]

(b) [***]

(c) [***]

(d) [***].

1.67 “Patents” means (a) pending patent applications, issued patents, utility models and designs; (b) reissues, substitutions, confirmations, registrations, validations, re-examinations, additions, continuations, continued prosecution applications, continuations-in-part, or divisions of or to any of the foregoing; and (c) extensions, renewals or restorations of any of the foregoing by existing or future extension, renewal or restoration mechanisms, including supplementary protection certificate, patent term additions, patent term extensions or the equivalent thereof, and all foreign Patents issuing from any of the foregoing to the extent that are necessary and reasonably useful for practicing the licenses according to this Agreement.

1.68 “Person” means an individual, corporation, partnership, limited liability company, limited partnership, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity not specifically listed herein.

1.69 “Phase 1 Clinical Trial” means any human clinical trial of a Licensed Compound conducted mainly to evaluate the safety of chemical or biologic agents or other types of interventions that would satisfy the requirements of 21 C.F.R. § 312.21(a) or its non-United States equivalents.

1.70 “Phase 2 Clinical Trial” means any human clinical trial of a Licensed Compound or Licensed Product that (a) is conducted mainly to test the effectiveness of chemical or biologic agents or other types of interventions for purposes of identifying the appropriate dose for a Phase 3 Clinical Trial for a particular Indication or Indications or (b) would otherwise satisfy the requirements of 21 CFR § 312.21(b) or its non-United States equivalents. A “Phase 2/3 Clinical Trial” shall be deemed to be a Phase 2 Clinical Trial with respect to the portion of that clinical trial that is regarded as its Phase 2 component, in accordance with the applicable protocol.

1.71 “Phase 3 Clinical Trial” means any human clinical trial of a Licensed Compound or Licensed Product that (a) is designed to: (i) establish that such Licensed Product is safe and efficacious for its intended use; (ii) define warnings, precautions and adverse reactions that are associated with the Licensed Product in the dosage range to be prescribed; and (iii) support Regulatory Approval of such Licensed Compound or Licensed Product, or (b) would otherwise satisfy the requirements of 21 CFR § 312.21(c) or its non-United States equivalents. A “Phase 2/3 Clinical Trial” shall be deemed to be a Phase 3 Clinical Trial with respect to the portion of that clinical trial that is regarded as its Phase 3 component, in accordance with the applicable protocol.

1.72 “Phase 4 Clinical Trial” means a human clinical trial of a Licensed Compound or Licensed Product that is (a) designed to satisfy a requirement of a Regulatory Authority in order to maintain a Regulatory Approval for such Licensed Compound or Licensed Product or (b)

conducted after the first Regulatory Approval of such product in the same disease state for which the Licensed Compound or Licensed Product received Regulatory Approval.

1.73 “Regulatory Approval” means any and all approvals (including marketing authorization approvals, supplements, amendments, pre- and post-approvals, and pricing and reimbursement approvals), licenses, registrations or authorizations of any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, that are necessary for the Manufacture, distribution, marketing, importation, exportation, use or commercial sale of a Licensed Product in a given country or regulatory jurisdiction, including MAA approval or accelerated approval, but excluding pricing and reimbursement approvals.

1.74 “Regulatory Authority” means, in a particular country or jurisdiction, any applicable Governmental Authority involved in granting Regulatory Approval in such country or jurisdiction.

1.75 “Regulatory Exclusivity Period” means, with respect to a Licensed Product in any jurisdiction in the Territory, an additional market protection, other than Patent protection, granted by a Regulatory Authority in such jurisdiction that confers an exclusive commercialization period to market and sell such Licensed Product in such jurisdiction.

1.76 “Regulatory Materials” means regulatory applications (including MAA), submissions, notifications, communications, correspondence, registrations, Regulatory Approvals and/or other filings made to, received from or otherwise conducted with a Regulatory Authority in order to Develop, Manufacture, market, sell or otherwise Commercialize Licensed Products in a particular country or jurisdiction.

1.77 [***].

1.78 “Spruce Licensed Technology” means any and all Information and Patents that are (a) Controlled by Spruce or its Affiliates as of the Effective Date or during the Term and (b) necessary or reasonably useful for the Exploitation of the Licensed Compounds or any Licensed Products in the Field in the HBM Alpha Territory.

1.79 “Spruce Patents” means any Patents that claim Spruce Inventions.

1.80 “Spruce Reversion Technology” means, with respect to a Licensed Product, any Information and Patents that are (a) Controlled by Spruce or any of its Affiliates or Sublicensees as of the effective date of the termination of this Agreement and (b) necessary or actually used by Spruce or any of its Affiliates to Exploit such Licensed Product.

1.81 “Spruce Territory” means worldwide, excluding the HBM Alpha Territory.

1.82 “Sublicense” means any agreement under which Spruce sublicenses to a Third Party any of the rights to Licensed Technology granted to Spruce under Section 2.1.1, including, without limitation, any option for such rights, but excluding rights granted to subcontractors or Affiliates.

1.83 “Sublicensee” means, (i) with respect to Spruce, a Third Party that has received a license or other right under the Licensed Technology in accordance with Section 2.1.3 and (ii) with respect to HBM Alpha, a Third Party that has received a license or other right under the Licensed Technology to Exploit the Licensed Product in the Field in the HBM Alpha Territory, but shall not include, in each case of clause (i) and (ii), (a) any Third Party wholesaler or distributor engaged by either Party for the sale of Licensed Product (even if such wholesaler or distributor is granted a right or license to sell Licensed Product) provided that such wholesaler or distributor does not make any royalty, milestone, profit share or other payment to such Party or its Affiliate or Sublicensee based on such wholesaler’s or distributor’s sale of Licensed Product; or (b) any Third Party contract research organization or manufacturer providing services to Spruce or its Affiliate (even if such contract research organization or manufacturer is granted a right or license to make Licensed Compound or Licensed Product). For clarity, the gross invoiced price for sale of Licensed Product to any wholesaler or distributor described above shall be included in Net Sales. For clarity, a Third Party that was granted a further sublicense (including through multiple tiers) by a Sublicensee shall also be deemed a Sublicensee.

1.84 “Subsequent Transaction Income” means any payments (cash or any other consideration) received by Spruce or any of its Affiliates from any Sublicensee or any Third Party in consideration for a Sublicense, or assignment or other transfer to a Third Party of the intellectual property rights granted by HBM Alpha to Spruce under this Agreement (each, a “Subsequent Transaction”), including [***] but excluding the following payments to the extent specifically identified and documented in the applicable agreement:

(a) [***]

(b) [***]

(c) [***]

(d) [***]

(e) [***]

(f) [***]

(g) [***]

(h) [***]

(i) [***]

(j) [***].

1.85 “Target” means [***].

1.86 “Tax” means any form of tax or taxation, levy, duty, charge, social security charge, contribution or withholding of whatever nature, together with any related fine, penalty, surcharge or interest thereon imposed by, or payable to, a Governmental Authority.

1.87 “Third Party” means any Person other than a Party or an Affiliate of a Party.

1.88 “Third Party Acquiror” means a Third Party that acquires a Party through a Change of Control, together with any Affiliates of such Third Party existing immediately prior to the consummation of the Change of Control. For clarity, a “Third Party Acquiror” of a Party shall exclude the Party and all of its Affiliates existing immediately prior to the consummation of the Change of Control.

1.89 “Upstream Agreement” means (a) [***].

1.90 “U.S.” or “United States” means the United States of America, including all possessions and territories thereof.

1.91 “U.S. Dollar” means a U.S. dollar, and “US$” shall be interpreted accordingly.

1.92 “Valid Claim” means, with respect to a particular country, a claim (including a process, manufacture, use, formulation or composition of matter claim) of (a) an issued and unexpired patent that has not (i) irretrievably lapsed or been revoked, dedicated to the public or disclaimed or (ii) been held invalid, unenforceable or not patentable by a court, governmental agency, national or regional patent office or other appropriate body that has competent jurisdiction in such country, which holding, finding or decision is final and unappealable or unappealed within the time allowed for appeal, or (b) a pending patent application that has been prosecuted in good faith pending for no more than [***] since its priority date in such country and has not been abandoned or finally disallowed without the possibility of appeal.

1.93 Additional Definitions: The following table identifies the location of definitions set forth in various Sections of this Agreement:

Defined Terms	Section
Accused Party	9.5
ADC	1.19
Aggregate Annual Net Sales	8.3
Agreement	Preamble
Alliance Manager	3.1
BLA	1.59
CAR	1.19
Cessation Period	13.4
Claims	11.1
CMCC	1.89
CMCC License Agreement	1.89
Confidentiality Agreement	1.20
Development and Regulatory Milestone Event	8.2
Development and Regulatory Milestone Payment	8.2
Development Costs	4.2.1

Defined Terms	Section
Development Plan	4.2.1
Direct Cell Line License	2.9.2
Effective Date	Preamble
Enforcing Party	9.4.3
Executive Officers	14.1
Existing Agreements	10.2.11
GAAP	1.2
HBM Alpha	Preamble
HBM Alpha Indemnitees	11.2
HBM Alpha Inventions	9.1.3(b)
ICC	14.2
IFRS	1.2
Indemnified Party	11.3
Indemnifying Party	11.3
Infringement	9.4.1
Infringement Action	9.5
Joint Inventions	9.1.3(d)
JSC	3.2.1
Losses	11.1
Manufacturing Technology Transfer	7.2
Manufacturing Technology Transfer Agreement	7.2
Mono Product	1.66
Negotiation Period	2.7.3
Other Product(s)	1.16
Party	Preamble
Patent Challenge	13.5
Pharmacovigilance Agreement	5.5
Product Materials	4.7
Publication	12.4.1
Remedial Action	5.6
Reversion License	13.7.1
Review Period	2.7.3
ROFN	2.7.1
ROFN Exercise Notice	2.7.3
ROFN Notice	2.7.2
ROFN Transaction	2.7.2
Royalty Term	8.4.2

Defined Terms	Section
Sales Milestone Event	8.3
Sales Milestone Payment	8.3
SEC	12.3.3
Securitization Transaction	15.6.2
Spruce	Preamble
Spruce Generated Data	9.1.1
Spruce Indemnitees	11.1
Spruce Inventions	9.1.3(c)
Step-In Rights	9.2.4
Subsequent Transaction	1.84
Subsequent Transaction Income Payment	8.6
Term	13.1
Third Party Acquiree	2.6.3
Third Party Acquiree Product	2.6.3
Third Party Acquiror Product	2.6.2
Third Party Acquisition	2.6.3
Third Party License	8.4.5
Transition Period	2.6.3
Unsolicited Offer	2.7.2
VAT	8.11.3
Withholding Action	8.11.2
Working Group	3.5

Article 2
LICENSE

2.1 License to Spruce.

2.1.1 License Grant. Subject to the terms and conditions of this Agreement, HBM Alpha hereby grants Spruce:

(a) an exclusive (even as to HBM Alpha except as provided in Section 2.1.2 below), non-transferable (except as provided in Section 15.6) and royalty-bearing license, with the right to sublicense (solely as provided in Section 2.1.3), under the Licensed Technology, to Exploit Licensed Products in the Field in the Spruce Territory; and

(b) a non-exclusive, non-transferable (except as provided in Section 15.6) and royalty-bearing license, with the right to sublicense (solely as provided in Section 2.1.3), under the Licensed Technology, to Manufacture and have Manufactured, Licensed Products in the Field in the HBM Alpha Territory solely for sale and use by Spruce (or its permitted designee) in the Spruce Territory.

For clarity, Spruce shall have the right under the foregoing licenses to Exploit a Licensed Product that is a Combination Product, that contains a bispecific or multi-specific Antibody comprising a portion of a Licensed Compound selectively directed to the Target and other portions selectively directed to other targets or that is an ADC, provided that no license under any Patent, Information or other intellectual property rights Controlled by HBM Alpha or its Affiliates is granted with respect to any Other Product included in the Combination Product, any targets other than the Target (or any portion of a bispecific or multi-specific Antibody specifically directed to such other targets) or any portion of an ADC other than the Licensed Compound or portion of the Licensed Compound.

2.1.2 HBM Alpha Retained Rights. Notwithstanding the exclusive rights granted to Spruce in Section 2.1.1, HBM Alpha and its Affiliates shall retain the following:

(a) the right to practice the Licensed Technology within the scope of the license granted to Spruce under Section 2.1.1 in order to perform, or have performed by a Third Party contractor, HBM Alpha’s obligations under this Agreement, including the performance of the HBM[***] IND-Enabling Activities in accordance with Section 4.2; and

(b) the right to practice and license the Licensed Technology outside the scope of the license granted to Spruce under Section 2.1.1.

2.1.3 Sublicense Rights. Spruce shall have the right to grant sublicenses of the license granted in Section 2.1.1 [***], Spruce shall provide written notice to HBM Alpha promptly after execution of such sublicense and] provide HBM Alpha with a true and complete copy of each sublicense agreement no later than [***] after the effective date thereof, with reasonable redactions to protect any information contained therein that is not necessary for HBM Alpha to determine compliance with this Agreement. Each sublicense granted hereunder shall be subject to and consistent with the terms and conditions under this Agreement, including (a) confidentiality and non-use provisions at least as restrictive or protective of the Parties as those set forth in this Agreement and (b) appropriate intellectual property assignment and license provisions to give effect of the intellectual property ownership and license provisions in this Agreement. Spruce shall be solely responsible for all of its Affiliates’, sublicensees’ and subcontractors’ activities and any and all failures by its Affiliates, sublicensees and subcontractors to comply with the applicable terms of this Agreement, and no such sublicense agreement shall relieve Spruce of its obligations under this Agreement, except to the extent they are satisfactorily performed by any such Affiliate, Sublicensee or subcontractor.

2.2 License to HBM Alpha.

2.2.1 License Grant.

(a) Subject to the terms and conditions of this Agreement, Spruce hereby grants HBM Alpha a non-exclusive, non-transferrable (except as provided in Section 15.6), non-sublicensable (except for any subcontractors performing HBM[***] IND-Enabling Activities for or on behalf of HBM Alpha or its Affiliates) and royalty-free license under the Spruce Licensed Technology solely to perform (or have performed) HBM Alpha’s obligations under this Agreement, including the performance of the HBM[***] IND-Enabling Activities.

(b) Spruce hereby grants HBM Alpha a royalty-free, fully paid-up, exclusive license, with the right to grant sublicenses through multiple tiers (solely as provided in Section 2.2.3), under the Spruce Licensed Technology solely for the Exploitation of any Licensed Compound or Licensed Product in the Field in the HBM Alpha Territory.

2.2.2 Spruce Retained Rights. Notwithstanding the exclusive rights granted to HBM Alpha in Section 2.2.1(b), Spruce and its Affiliates shall retain the following:

(a) the right to practice the Spruce Licensed Technology within the scope of the license granted to HBM Alpha under Section 2.2.1(b) in order to Manufacture and have Manufactured, Licensed Products in the Field in the HBM Alpha Territory solely for sale and use by Spruce (or its permitted designee) in the Spruce Territory; and

(b) the right to practice and license the Spruce Licensed Technology outside the scope of the license granted to HBM Alpha under Section 2.2.1(b).

2.2.3 Sublicense Rights. HBM Alpha shall have the right to grant sublicenses of the license granted in Section 2.2.1(b) without Spruce’s express prior written consent to its Affiliates and Third Parties (including subcontractors), but, in the case of a sublicense to a Third Party (excluding subcontractors), HBM Alpha shall provide written notice to Spruce promptly after execution of such sublicense and provide Spruce with a true and complete copy of each sublicense agreement no later than [***] after the effective date thereof, with reasonable redactions to protect any information contained therein that is not necessary for Spruce to determine compliance with this Agreement. Each sublicense granted hereunder shall be subject to and consistent with the terms and conditions under this Agreement, including (a) confidentiality and non-use provisions at least as restrictive or protective of the Parties as those set forth in this Agreement and (b) appropriate intellectual property assignment and license provisions to give effect of the intellectual property ownership and license provisions in this Agreement. HBM Alpha shall be solely responsible for all of its Affiliates’, sublicensees’ and subcontractors’ activities and any and all failures by its Affiliates, sublicensees and subcontractors to comply with the applicable terms of this Agreement, and no such sublicense agreement shall relieve HBM Alpha of its obligations under this Agreement, except to the extent they are satisfactorily performed by any such Affiliate, Sublicensee or subcontractor.

2.3 No Implied Licenses. Except as explicitly set forth in this Agreement, neither Party shall be deemed by estoppel or implication to have granted the other Party any license or other right to any intellectual property of such Party.

2.4 Transfer of Licensed Know-How. HBM Alpha shall provide Spruce with complete and accurate electronic copies of the Licensed Know-How set forth in Schedule 2.4 and in accordance with the timeline specified therein, except for Manufacturing related Information, which shall be transferred in accordance with Section 7.2. The JSC shall establish a reasonable process and schedule for the transfer of additional Licensed Know-How as required for the filing of an MAA in the Spruce Territory and any other Licensed Know-How that subsequently comes into existence and becomes Controlled by HBM Alpha or its Affiliates during the Term, including all Licensed Know-How that is generated in the performance of the HBM[***] IND-Enabling Activities. HBM Alpha shall reasonably cooperate with Spruce in providing Spruce with copies of such Licensed Know-How in accordance with the process and schedule agreed upon through the JSC.

2.5 [Reserved.]

2.6 Non-Compete.

2.6.1 During the Term, subject to Section 2.6.2 and 2.6.3, neither Party nor any of its Affiliates will conduct, directly or indirectly, or collaborate with, license or otherwise grant any rights to any Third Party to conduct any research (including, without limitation, any discovery), Development, Manufacturing, Commercialization, or other Exploitation of any Competing Product.

2.6.2 Notwithstanding Section 2.6.1, if either Party undergoes a Change of Control, then, the restrictions set forth in Section 2.6.1 shall not apply to any product that would otherwise be deemed to be a Competing Product that (a) is owned or controlled by the Third Party Acquiror of such Party, and (b) either (i) exists prior to the closing of such Change of Control, or (ii) is otherwise Developed after the closing of such Change of Control without using any Licensed Technology (such product, a “Third Party Acquiror Product”), provided that such Party and such Third Party Acquiror (x) do not use any Licensed Technology in the Exploitation of such Third Party Acquiror Product, and (y) segregate all activities relating to the Third Party Acquiror Product from the Exploitation of the Licensed Compounds and Licensed Products under this Agreement (which, for clarity, shall not prevent a senior management personnel of such Party, its acquiror or its Affiliates from overseeing and managing strategic operations of different programs).

2.6.3 Notwithstanding Section 2.6.1, if either Party or any of its Affiliates conducts a transaction in which a Party or any of its Affiliates acquires a Third Party or a portion of the business of a Third Party (whether by merger, stock purchase, purchase of assets, in-license or other means), which transaction, for clarity, does not result in a Change of Control of such Party (a “Third Party Acquisition” and such Third Party acquired in such transaction, a “Third Party Acquiree”), then, the restrictions set forth in Section 2.6.1 will not apply to any product that would otherwise be deemed to be a Competing Product that (a) is owned or controlled by the relevant Third Party Acquiree or its Affiliates existing immediately prior to the effective date of such Third Party Acquisition, and (b) exists prior to the closing of such Third Party Acquisition (such product, a “Third Party Acquiree Product”) during the Transition Period (as defined below); provided that such Party and such Third Party Acquiree (and its Affiliates existing immediately prior to the effective date of such Third Party Acquisition) (i) do not use any Licensed Technology in the Exploitation of such Third Party Acquiree Product, and (ii) divest or otherwise terminate all activities relating to the Third Party Acquiree Product from within [***] of the effective date of such Third Party Acquisition (the “Transition Period”). For clarity, if either Party or any of its Affiliates undergoes a Change of Control, and thereafter, the corresponding Third Party Acquiror subsequently acquires a Third Party Acquiree that involves a Competing Product, then such Competing Product shall be deemed to be a Third Party Acquiror Product and not a Third Party Acquiree Product, and the provisions set forth in Section 2.6.2 shall apply, mutatis mutandis, with respect to such product.

2.6.4 Notwithstanding Section 2.6.1, HBM Alpha or any of its Affiliates may (a) perform fee-for-services for Third Parties or (b) grant licenses to Third Parties with respect to ***], HBM Alpha or its Affiliates shall not be required to restrict such Third Parties from Exploiting any Competing Product (including using such mice to make any Competing Product).

2.7 Right of First Negotiation.

2.7.1 Grant. HBM Alpha hereby grants to Spruce an exclusive right of first negotiation with respect to the right to Exploit Licensed Products in the HBM Alpha Territory (the “ROFN”) in accordance with this Section 2.7.

2.7.2 Notification. During the term, HBM Alpha will provide prompt written notice to Spruce (such notice, a “ROFN Notice”) if (a) HBM Alpha seeks to enter into a license, sale, co-development, co-commercialization, or other similar transaction granting a Third Party the right to Exploit Licensed Products (other than a license to a subcontractor or a distributor solely to Exploit a Licensed Compound or Licensed Product, as applicable, on behalf of HBM Alpha or its Affiliates) in the HBM Alpha Territory (a “ROFN Transaction”) or (b) HBM Alpha receives a bona fide offer from a Third Party for a ROFN Transaction (an “Unsolicited Offer”) and seeks to enter into negotiations with such Third Party regarding such Unsolicited Offer. With respect to clause (a), HBM Alpha will provide the ROFN Notice prior to sharing written terms for such ROFN Transaction with any Third Party, and with respect to clause (b), HBM will provide the ROFN Notice within [***] of receiving such Unsolicited Offer, provided that such ROFN Notice need not disclose the identity of the Third Party or any other confidential information of such Third Party that made the Unsolicited Offer.

2.7.3 Exercise. Within [***] of the receipt of a ROFN Notice from HBM Alpha (the “Review Period”), Spruce shall have the right to exercise its ROFN by providing written notice to HBM Alpha (a “ROFN Exercise Notice”). During the Review Period, HBM Alpha shall not engage in negotiations with any Third Party regarding a ROFN Transaction. If Spruce delivers a ROFN Exercise Notice during the Review Period, then Spruce shall have the exclusive right to exclusively negotiate with HBM Alpha to enter into a ROFN Transaction for a period of [***] after Spruce’s delivery of such ROFN Exercise Notice (the “Negotiation Period”).

2.7.4 Negotiation. If Spruce exercises its ROFN in accordance with Section 2.7.2, then during the Negotiation Period, the Parties shall exclusively negotiate the terms and conditions of a ROFN Transaction wherein HBM Alpha will grant Spruce the right to Exploit Licensed Products in the HBM Alpha Territory. Each Party shall negotiate in good faith and, upon Spruce’s reasonable request, HBM Alpha shall provide Spruce with information and data relating the Licensed Products in its Control and possession in the HBM Alpha Territory.

2.7.5 [***]. If Spruce does not deliver a ROFN Exercise Notice or otherwise notifies HBM Alpha that it does not elect to exercise the ROFN during the Review Period or if the Parties are unable to agree on the terms and conditions of a ROFN Transaction within the Negotiation Period, then in either case, [***]. Notwithstanding the foregoing, HBM Alpha’s obligations under this Section 2.7 shall terminate upon a Change of Control of HBM Alpha or its parent Affiliate.

2.8 Upstream Agreements. Spruce acknowledges and agrees that (a) certain rights granted to Spruce under this Agreement are Controlled by HBM Alpha pursuant to the Upstream Agreements, (b) such rights are subject to the terms and conditions of the Upstream Agreements, and (c) Spruce will comply and will cause its Affiliates and Sublicensees to comply with the terms and conditions of each Upstream Agreement to the extent applicable to Spruce’s and its Affiliates’ and Sublicensees’ Exploitation of the Licensed Compound and Licensed Products hereunder (except for any payments required to be made by HBM Alpha under Section 8.9). Spruce acknowledges and agrees that CMCC is a third party beneficiary to this Agreement solely to the extent necessary for CMCC to enforce its rights under Articles V, VII, IX, and X of the CMCC License Agreement as if Spruce were HBM Alpha under such provisions.

2.9 Excluded License.

2.9.1 HBM Alpha hereby grants to Spruce a non-exclusive and non-transferable (except as provided in Section 15.6) sublicense, without the right to further sublicense, under the intellectual property rights licensed to HBM Alpha under the Excluded License, to Manufacture the Licensed Compounds and Licensed Products for purposes of Developing the Licensed Product, including conducting Clinical Trials for the Licensed Product, in the Field in the Spruce Territory. Spruce acknowledges and agrees that (a) the foregoing rights granted to Spruce are Controlled by HBM Alpha pursuant to the Excluded License and are not further sublicensable, (b) such rights are subject to the terms and conditions of the Excluded License, and (c) Spruce will comply with the terms and conditions of the Excluded License to the extent applicable to Spruce’s Manufacture of the Licensed Compound and Licensed Products hereunder and shall be solely responsible for any payments or other obligations under the Excluded License as a result of its or its Affiliates’ Exploitation of the Licensed Compound and Licensed Products hereunder.

2.9.2 Commencing on the Effective Date and for a period of [***] thereafter, upon Spruce’s reasonable requests, HBM Alpha shall use reasonable efforts to facilitate Spruce to enter into a separate agreement with the licensor to the Excluded License for the use of the cell line that is the subject of the Excluded License, at Spruce’s own cost and expense (the “Direct Cell Line License”).

2.9.3 Upon the earlier of (a) [***] or (b) [***], the license granted by HBM Alpha to Spruce under Section 2.9.1 will automatically terminate, and thereafter, Spruce will have no rights to the intellectual property rights licensed to HBM Alpha under the Excluded License.

Article 3
GOVERNANCE

3.1 Alliance Managers. Within [***] after the Effective Date, each Party shall appoint and notify the other Party of the identity of a representative having the appropriate qualifications, including a general understanding of pharmaceutical development, manufacturing, and commercialization issues, to act as its alliance manager under this Agreement (the “Alliance Manager”). The Alliance Managers shall serve as the primary contact points between the Parties for the purpose of providing each Party with information on the progress and results of each Party’s Exploitation of Licensed Products. The Alliance Managers shall also be primarily responsible for facilitating the flow of information and otherwise promoting communication, coordination and collaboration between the Parties with respect to Licensed Products. Each Party may replace its Alliance Manager at any time upon written notice to the other Party.

3.2 Joint Steering Committee.

3.2.1 Formation; Purpose. Within [***] after the Effective Date, the Parties shall establish a joint steering committee (the “JSC”) for the overall coordination and oversight of the Parties’ activities under this Agreement. The role of the JSC shall be:

(a) to review and discuss HBM’s Alpha’s performance of the HBM[***] IND-Enabling Activities, including the reports provided to the JSC by HBM Alpha pursuant to Section 4.6;

(b) to approve any amendments to the Development Plan brought to the JSC pursuant to Section 4.2.1;

(c) to review and discuss (but except as set forth in clause (b) above, not approve) (i) Spruce’s Exploitation of Licensed Products in the Field in the Spruce Territory and (ii) HBM Alpha’s Exploitation of Licensed Products in the HBM Alpha Territory;

(d) to review and discuss (i) any Manufacture of Licensed Products by Spruce occurring in the HBM Alpha Territory and (ii) any Manufacture of Licensed by HBM Alpha occurring in the Spruce Territory;

(e) to coordinate the Commercialization of Licensed Products in the Spruce Territory and HBM Alpha Territory to ensure consistent global marketing of Licensed Products in the Field;

(f) to review, discuss, and resolve any Adverse Risk brought to the JSC pursuant to Section 5.3;

(g) to coordinate the overall Publication strategy for Licensed Products;

(h) to coordinate the overall Patent strategy for Licensed Products; and

(i) to perform such other functions as appropriate to further the purposes of this Agreement, as expressly set forth in this Agreement or as determined by the Parties in writing.

3.2.2 Members. The JSC shall be comprised of an equal number of representatives from each Party. Each Party’s representatives shall be an officer or employee of such Party or its Affiliate having sufficient seniority within the applicable Party to make decisions arising within the scope of the JSC’s responsibilities. Each Party shall initially appoint two (2) representatives to the JSC. The JSC may change its size from time to time by unanimous consent of its representatives, and each Party may replace its representatives at any time upon written notice to the other Party. Each Party shall appoint one (1) of its representatives on the JSC to act as the co-chairperson. The role of the co-chairpersons shall be to convene and preside at the JSC meetings and to ensure the circulation of meeting agendas at least [***] in advance of JSC meetings and the preparation of meeting minutes and any pre-read materials in accordance with Section 3.2.3, but the co-chairpersons shall have no additional powers or rights beyond those held by other JSC representatives. Employees or consultants of either Party that are not representatives of the Parties on the JSC may attend meetings of the JSC, provided that such attendees shall not vote or otherwise participate in the decision-making process of the JSC and are subject to obligations of confidentiality substantially similar to the provisions set forth in Section 12.1.

3.2.3 Meetings. The JSC shall meet at least twice per Fiscal Year during the Term, unless the Parties mutually agree in writing to a different frequency for such meetings. Either Party may also call a special JSC meeting (by videoconference or teleconference) by at least [***] prior written notice to the other Party in the event such Party reasonably believes that a significant matter must be addressed prior to the next regularly scheduled meeting, and such Party shall provide the JSC no later than [***] prior to the special meeting with materials reasonably adequate to enable an informed decision. The JSC may meet in person, by videoconference or by teleconference. All JSC meetings shall be conducted in English, and all communications, reports and records by and between the Parties under this Agreement shall be in English. The co-chairpersons shall alternate responsibility for preparing reasonably detailed written minutes of the JSC meetings that reflect, without limitation, all material decisions made at such meetings. The co-chairpersons (or their designees) shall send draft meeting minutes to each representative of the JSC for review and approval within [***] after the JSC meeting. Such minutes shall be deemed approved unless one or more JSC representatives object to the accuracy of such minutes within [***] of receipt.

3.2.4 Decision Making.

(a) The JSC shall strive to seek consensus in its actions and decision making process and all decisions by the JSC shall be made by consensus, with each Party having collectively one (1) vote in all decisions. If after reasonable discussion and good faith consideration of each Party’s view on a particular matter within the JSC’s decision-making authority, the representatives of the Parties cannot reach an agreement as to such matter (to the extent that such matter requires the agreement of the Parties’ representatives on the JSC hereunder) within [***] after such matter was brought to the JSC for resolution or after such matter has been referred to the JSC, then, such matter shall be referred to the Executive Officers of the Parties, who shall confer in good faith on the resolution of the issue.

(b) If the Executive Officers are not able to agree on the resolution of any such dispute within [***], then, subject to Section 3.2.4(c):

(i) Spruce shall have the final decision-making authority with respect to [***]

(ii) HBM Alpha shall have the final decision-making authority with respect to [***].

(c) Neither Party may exercise its final decision-making authority to require the other Party to incur additional operational or financial obligations or liabilities

(including, in the case of HBM Alpha, additional costs or expenses for additional Development activities).

3.3 Limitation of JSC Authority. The JSC shall only have the powers expressly assigned to it in this Article 3 and elsewhere in this Agreement and shall not have the authority to: (a) modify or amend the terms and conditions of this Agreement; (b) waive or determine either Party’s compliance with the terms and conditions of under this Agreement; or (c) decide any issue in a manner that would conflict with the express terms and conditions of this Agreement.

3.4 Discontinuation of the JSC. The activities to be performed by the JSC shall solely relate to governance under this Agreement, and are not intended to be or involve the delivery of services. The JSC shall continue to exist unless the Parties mutually agree to disband the JSC. Thereafter, the JSC shall have no further obligations under this Agreement and each Party shall designate a contact person for the exchange of information relevant to activities that would have been performed by the JSC under this Agreement and decisions of the JSC shall be decisions as between the Parties, subject to the other terms and conditions of this Agreement.

3.5 Working Groups. From time to time, the JSC may establish and delegate duties of the JSC to sub-committees or directed teams (each, a “Working Group”) on an “as-needed” basis to oversee particular projects or activities; provided that in any case neither Party shall be required by the Working Group to assume any responsibility, financial or otherwise, beyond those agreed to in writing by such Party, in particular pursuant to each Party’s respective obligations under this Agreement. Each such Working Group shall be constituted and shall operate as the JSC determines; provided that each Working Group shall have equal representation from each Party, unless otherwise mutually agreed. Working Groups may be established on an ad hoc basis for purposes of a specific project or on such other basis as the JSC may determine. Each Working Group and its activities shall be subject to the oversight, review and approval of, and shall report to, the JSC. In no event shall the authority of the Working Group exceed that of the JSC. All decisions of a Working Group shall be by consensus. Any disagreement between the members of a Working Group shall be referred to the JSC for resolution.

Article 4
DEVELOPMENT

4.1 Overview. Subject to the terms and conditions of this Agreement, as between the Parties, (a) HBM Alpha shall be responsible for performing any HBM[***] IND-Enabling Activities in accordance with Section 4.2 and (b) Spruce shall be solely responsible (subject to the diligence obligations set forth in Section 4.3) for all other Development of Licensed Products in the Field in the Spruce Territory, at its own cost and expense, including all non-clinical and clinical studies and collection of CMC Information, as necessary to obtain Regulatory Approval for Licensed Products in any country in the Spruce Territory.

4.2 Pre-IND Development.

4.2.1 Development Plan. As of the Effective Date, the Parties have mutually agreed on an initial plan for the performance of such HBM[***] IND-Enabling Activities, attached hereto as Schedule 4.2 (the “Development Plan”). The Development Plan shall include a timeline for the completion of the HBM[***] IND-Enabling Activities and a corresponding budget reflecting a good faith estimate of the out-of-pocket costs incurred by or on behalf of HBM Alpha in the performance of the HBM[***] IND-Enabling Activities plus [***] (or such other percentages mutually agreed by the Parties) (“Development Costs”). For the purposes of this Agreement, HBM Alpha shall have the right to engage any of its Affiliates to perform its obligations hereunder, provided that HBM Alpha shall be solely responsible for all of its Affiliates’ activities and any and all failures by its Affiliates to comply with the applicable terms of this Agreement. Any expenses incurred by HBM Alpha as a result of the performance of such Affiliate’s activities shall be deemed to be HBM Alpha’s out-of-pocket costs or expenses. If either Party wants to amend the Development Plan, then such Party shall provide any such amendment to the JSC for discussion and approval in accordance with Section 3.2.

4.2.2 Performance. HBM Alpha shall be responsible for performing the activities under the Development Plan, shall perform such activities in accordance with the Development Plan and applicable Laws, and shall use Commercially Reasonable Efforts to meet the deadlines set forth in the Development Plan. HBM Alpha shall not subcontract or otherwise delegate its obligations under the Development Plan to any Third Party unless ***]. HBM Alpha shall enter into a written agreement with each Third Party subcontractor that is consistent with the terms and conditions of this Agreement, including provisions regarding confidentiality, non-use, and non-disclosure and the assignment of intellectual property rights, provided that such subcontractors may retain the ownership of its platform (including any modification or improvement thereof) and other generally applicable intellectual property not specifically related to any Licensed Compound or Licensed Product. HBM Alpha shall remain responsible for the work delegated to any Third Party subcontractor.

4.2.3 Pre-IND Development Costs. Spruce shall reimburse HBM Alpha for all reasonable, documented Development Costs, but only to the extent that such amount is less than or equal to [***].

4.3 Post-IND Developmental Diligence. Spruce shall use Commercially Reasonable Efforts to Develop and obtain Regulatory Approval for [***] Licensed Product in the Field in the United States and at least [***], provided that Spruce shall not be liable for any delays in any Development activities to the extent such delays are caused by any force majeure event as specified in Section 15.2 or [***] or provide to Spruce the Product Materials that are necessary for the performance of such Development activities. For clarity, Spruce shall have sole discretion whether to Develop Licensed Products in the Field in all other jurisdictions in the Spruce Territory. Subject to the terms and conditions of this Agreement, Spruce shall be solely responsible for all decisions regarding the day-to-day conduct of Development within the Spruce Territory. Activities by Spruce’s Affiliates and Sublicensees will be considered as Spruce’s activities under this Agreement for purposes of determining whether Spruce has complied with any obligation to use Commercially Reasonable Efforts.

4.4 Cooperation. HBM Alpha shall use Commercially Reasonable Efforts to provide such technical assistance and cooperation to Spruce as Spruce may reasonably request, at Spruce’s sole cost and expense, as necessary or reasonably useful for Spruce to Develop or Commercialize Licensed Products in the Field in the Spruce Territory; provided, that [***] provided further that, in each case ((a) or (b)), HBM Alpha shall not be obligated to provide any such assistance to the extent doing so is unduly burdensome to HBM Alpha.

4.5 Development Records. Each Party shall maintain complete, current and accurate records of all activities, including in the case of HBM Alpha, the HBM[***] IND-Enabling Activities (and all Data and other Information resulting from such activities) conducted with respect to Licensed Products by such Party, its Affiliates and their respective Sublicensees. Such records shall fully and properly reflect all work done and results achieved in the performance of the Development activities in good scientific manner appropriate for regulatory and patent purposes. Each Party shall document all non-clinical studies and Clinical Trials for Licensed Products in formal written study records according to applicable Laws, and shall provide the other Party English translations thereof (to the extent prepared and originated in a language other than English). Each Party shall have the right to review and copy such records at reasonable times and to obtain access to the original to the extent necessary or useful for regulatory or patent purposes in accordance with this Agreement.

4.6 Development Reports. Each Party shall keep the other Party reasonably informed as to the progress and results of such Party’s, its Affiliates’ and their respective (Sub)licensees’ Development activities, including prompt reporting of available clinical Data (in English), and in the case of HBM Alpha, the progress and results of the HBM[***] IND-Enabling Activities. Without limiting the foregoing, at each regularly scheduled JSC meeting, each Party shall provide the other Party with a reasonably detailed written report summarizing its Development activities performed since the last JSC meeting and the results thereof. In addition, within [***] after the end of each Fiscal Year, Spruce shall provide HBM Alpha with a detailed written annual report regarding the progress of its Development activities and any results therefrom, which report shall include on a Licensed Product-by-Licensed Product basis for each Licensed Product a summary of material Development activities in the Spruce Territory during the period since delivery of the last report, and a high-level overview of Development activities planned for the upcoming period until delivery of the next report. Upon reasonable request from HBM Alpha, the Parties shall discuss such reports or other material Development activities (to the extent not already provided in the development reports) at the JSC meetings. All information and reports provided by a Party to the other Party pursuant to this Section 4.6 shall be treated as Confidential Information of the Party providing such information.

4.7 Data Exchange. In addition to HBM Alpha’s obligation with respect to the transfer of Licensed Know-How set forth under Section 2.4 and each Party’s adverse event and safety Data reporting obligations pursuant to Section 5.5, but subject to any applicable Laws and the remainder of this Section 4.7, each Party shall, at its sole cost and expense, promptly provide the other Party with copies of any Data and Regulatory Materials related to the Licensed Compound or Licensed Products generated by or on behalf of such Party or its Affiliates or Sublicensees in the performance of Development activities hereunder, including in the case of HBM Alpha, the HBM[***] IND-Enabling Activities, that would be reasonably necessary for the Exploitation of Licensed Compound or Licensed Products in the Field in the other Party’s respective territory (the “Product Materials”). To the extent any such Product Materials are in a language other than English, each Party shall provide the other Party with an English translation thereof. The JSC may establish reasonable policies to effectuate the exchange of additional Product Materials between the Parties.

4.8 Subcontractors. Spruce shall have the right to engage subcontractors to conduct any activities necessary for Development or Manufacturing of Licensed Products, including but not limited to non-clinical studies, Clinical Trials, CMC activities, and regulatory services for Licensed Products, under this Agreement. Spruce shall enter into a written agreement with each Third Party subcontractor that is consistent with the terms and conditions of this Agreement, including provisions regarding confidentiality, non-use, and non-disclosure and the assignment of intellectual property rights, provided that such subcontractors may retain the ownership of its platform (including any modification or improvement thereof) and other generally applicable intellectual property not specifically related to any Licensed Compound or Licensed Product.

Article 5
REGULATORY MATTERS

5.1 Regulatory Responsibilities.

5.1.1 Subject to the terms and conditions of this Agreement, Spruce will be responsible, at its sole cost and expense, for the conduct of all regulatory activities required to obtain and maintain Regulatory Approval of Licensed Products in the Field in the Spruce Territory, including the preparation and submission of all Regulatory Materials and all communications and interactions with Regulatory Authorities, as necessary to obtain Regulatory Approval for Licensed Products in the Field in any country in the Spruce Territory. Spruce shall be responsible for filing each CTA and MAA in the Field in the Spruce Territory for each Licensed Product.

5.1.2 Spruce shall prepare and submit all Regulatory Materials for the Licensed Product in the Spruce Territory. HBM Alpha shall have the right but not the obligation to prepare and submit all Regulatory Materials for the Licensed Product in the HBM Alpha Territory. HBM Alpha shall timely notify Spruce of all material regulatory communications that are related to the Licensed Product in the HBM Alpha Territory and give Spruce a reasonable opportunity to review and comment. Each Party shall provide the other Party (a) copies of all regulatory communications that have not been previously provided to the other Party and (b) copies of the final submitted version of each material Regulatory Material and each granted Regulatory Approval in the such Party’s territory.

5.1.3 HBM Alpha shall use Commercially Reasonable Efforts to provide all reasonable assistance and cooperation to Spruce as Spruce may reasonably request, at Spruce’s sole cost and expense, during the Term of this Agreement, with respect to the satisfaction of its obligations under Section 5.1.1, including [***]. Each Party shall keep the other Party informed of regulatory developments related to the Licensed Product(s) in tits territory via the JSC.

5.2 Right of Reference to Regulatory Materials. Each Party (including its Sublicensee(s), if any) hereby grants to the other Party (a) the right to utilize all data generated during the research, Development and Commercialization of the Licensed Product in its respective territory, including in the case of HBM Alpha, the HBM[***] IND-Enabling Activities, and (b) the right to use any dossiers prepared, and reference any applications for Regulatory Approvals filed, in its respective territory, in each case of (a) and (b), to the extent necessary or reasonably useful for the other Party’s filings for regulatory approvals in relation to the Licensed Product in its respective territory and for the Exploitation thereof and to the extent allowed legally or contractually under any third party agreements entered prior to the Effective Date. Each Party shall support the other Party, as reasonably requested by such other Party and at such other Party’s expense, in obtaining Regulatory Approvals in such other Party’s territory, including providing necessary documents or other materials required by applicable Laws to obtain Regulatory Approval in such territory, all in accordance with the terms and conditions of this Agreement.

5.3 No Harmful Actions. If either Party believes that the other Party is taking or intends to take any action with respect to any Licensed Product that could reasonably be expected to have an Adverse Risk, whether in the HBM Alpha Territory or in the Spruce Territory, such Party may bring the matter to the attention of the JSC and the Parties shall discuss in good faith to promptly resolve such concern.

5.4 Notification of Threatened Action. Each Party shall, to the extent permitted by applicable Law, immediately (but in any event no later than [***] notify the other Party (including by providing notice to the other Party’s Alliance Manager) of any information it receives regarding any threatened or pending action, inspection or communication by or from any Third Party, including without limitation a Regulatory Authority, which may affect the Exploitation or regulatory status of any Licensed Product. Upon receipt of such information, the Parties shall consult with each other in an effort to arrive at a mutually acceptable procedure for taking appropriate action.

5.5 Adverse Event Reporting and Safety Data Exchange. During the Term, the Parties agree to comply with any and all applicable Laws then applicable to the Licensed Product safety data collection and reporting. No later than [***] before the Initiation of a Clinical Trial with respect to the Development of any Licensed Product in either Party’s territory, the Parties shall define and finalize the actions that the Parties shall employ with respect to such Licensed Product to protect patients and promote their well-being in a written pharmacovigilance agreement (the “Pharmacovigilance Agreement”) for the Development of the Licensed Product globally. Further, no later than [***] before the anticipated launch date of any Licensed Product in either Party’s territory, the Parties shall enter into a separate Pharmacovigilance Agreement for the Commercialization of the Licensed Product. Each of the Pharmacovigilance Agreements shall include mutually acceptable guidelines and procedures for the receipt, investigation, recording, communication, and exchange (as between the Parties) of adverse event reports, pregnancy reports, and any other information concerning the safety of the Licensed Product, and other routine pharmacovigilance reporting requirements. Such guidelines and procedures shall be in accordance with, and enable the Parties to fulfill, local and national regulatory reporting obligations under applicable Laws. Furthermore, such agreed procedure shall be consistent with relevant ICH guidelines, except where said guidelines may conflict with existing local regulatory reporting requirements, in which case the local reporting requirements shall prevail. The Pharmacovigilance Agreement shall provide for an adverse event database for the Licensed Products in the Field in the HBM Alpha Territory to be maintained by HBM Alpha at HBM Alpha’s expense, and a global safety database for the Licensed Products to be maintained by Spruce at Spruce’s expense. As between the Parties, HBM Alpha shall be responsible for preparing all adverse event reports and responses to safety issues and requests of Regulatory Authorities relating to Licensed Products in the Field in the HBM Alpha Territory, and Spruce shall be responsible for filing such reports and responses with Regulatory Authorities in the Spruce Territory. As between the Parties, HBM Alpha shall also be responsible for reporting any quality complaints, adverse events and safety data related to Licensed Products in the Field in the HBM Alpha Territory to Spruce for inclusion in the global safety database. Each Party hereby agrees to comply with its respective obligations under such Pharmacovigilance Agreement and to cause its Affiliates and Sublicensees to comply with such obligations.

5.6 Remedial Actions. Each Party will notify the other Party immediately (but in any event no later than [***])], and promptly confirm such notice in writing, if it obtains information indicating that any Licensed Product may be subject to any recall, corrective action or other regulatory action taken by virtue of applicable Laws (a “Remedial Action”). The Parties will assist each other in gathering and evaluating such information as is necessary to determine the necessity of conducting a Remedial Action. Each Party shall, and shall ensure that its Affiliates and Sublicensees will, maintain adequate records to permit the Parties to trace the packaging, labeling, distribution, sale and use (to the extent possible) of the Licensed Product in the Spruce Territory and the HBM Alpha Territory. Each Party shall have sole discretion with respect to any matters relating to any Remedial Action in its territory, including the decision to commence such Remedial Action and the control over such Remedial Action in its territory, at its cost and expense; provided, however, if either Party determines in good faith that any Remedial Action with respect to any Licensed Product in the other Party’s territory should be commenced or is required by applicable Laws or Regulatory Authority, the other Party shall discuss such Remedial Action with such Party.

Article 6
COMMERCIALIZATION

6.1 Overview; Diligence. Subject to the terms and conditions of this Agreement (including the diligence obligations set forth below), Spruce shall have the sole right and responsibility for and have operational control over all aspects of the Commercialization of Licensed Products in the Field in the Spruce Territory, including: [***]. Spruce shall use Commercially Reasonable Efforts to Commercialize each Licensed Product in each country of the Spruce Territory in which Regulatory Approval has been obtained for such Licensed Product.

6.2 Commercialization Reporting. Spruce shall, on each anniversary of the first commercial launch of the Licensed Product, provide HBM Alpha with a written report summarizing in reasonable detail its major Commercialization activities conducted during the prior Fiscal Year, which report shall include, on a Licensed Product-by-Licensed Product basis for each Licensed Product a summary of material Commercialization activities in the Spruce Territory during the period since delivery of the last report and a high-level overview of Commercialization activities planned for the upcoming period until delivery of the next report. Upon reasonable request from HBM Alpha, the Parties shall discuss such reports at the next meeting of the JSC. All information and reports provided to HBM Alpha pursuant to this Section 6.2 shall be treated as Confidential Information of Spruce hereunder.

6.3 No Diversion.

(a) Each Party hereby covenants and agrees that it shall not, and shall ensure that its Affiliates and Sublicensees or licensees, will not, directly or indirectly, promote, market, distribute, import, sell or have sold the Licensed Products, including via internet or mail order, in the other Party’s territory. With respect to any country in the other Party’s territory, a Party shall not, and shall ensure that its Affiliates and their respective Sublicensees, will not: (i) establish or maintain any branch, warehouse or distribution facility for Licensed Products in such countries for distribution of Licensed Products in such countries, (ii) knowingly engage in any advertising or promotional activities relating to Licensed Products that are directed primarily to customers or other purchaser or users of Licensed Products located in such countries, (iii) actively solicit orders for Licensed Products from any prospective purchaser located in such countries, or (iv) knowingly sell or distribute Licensed Products to any person in such Party’s territory who intends to sell or has in the past sold Licensed Products in such countries.

(b) If either Party receives any order for any Licensed Product from a prospective purchaser reasonably believed to be located in a country in the other Party’s territory, such Party shall promptly refer that order to the other Party and such Party shall not accept any such orders. Each Party shall not deliver or tender (or cause to be delivered or tendered) Licensed Products into a country in the other Party’s territory. Each Party shall not, and shall ensure that its Affiliates and their respective Sublicensees, will not, knowingly restrict or impede in any manner the other Party’s exercise of its retained exclusive rights in the other Party’s territory.

Article 7
MANUFACTURE AND SUPPLY

7.1 Clinical and Commercial Supply. Except as otherwise mutually agreed by the Parties in writing, (a) Spruce shall have the sole right to control and manage, and will be solely responsible for, the Manufacture and supply of Licensed Compounds and Licensed Products in the Field for use in the Spruce Territory and (b) HBM Alpha shall have the sole right to control and manage, and will be solely responsible for, the Manufacture and supply of Licensed Compounds and Licensed Products in the Field for use in the HBM Alpha Territory. Within [***] after the Effective Date, HBM Alpha will transfer to Spruce [***] the quantities of Licensed Product (both in Drug Substance and drug product), cell lines, cell banks, and other samples and raw materials, in each case as set forth on Schedule 7.1. If HBM Alpha elects to obtain supply of Licensed Compounds or Licensed Products from Spruce, then, upon the written request of HBM Alpha, the Parties will negotiate in good faith a clinical and commercial supply agreement pursuant to which Spruce will Manufacture (or have Manufactured) Licensed Compounds and Licensed Products for use by HBM Alpha (or its permitted designees) in the HBM Alpha Territory, which supply shall be at the price equal to Manufacturing Costs for such Licensed Compound or Licensed Product.

7.2 Manufacturing Technology Transfer. Within [***] after the Effective Date, the Parties shall negotiate in good faith and enter into a manufacturing technology transfer agreement for the Licensed Product (both in Drug Substance and drug product) (the “Manufacturing Technology Transfer Agreement”). Under such Manufacturing Technology Transfer Agreement, HBM Alpha shall transfer or have transferred to Spruce such documents and information, and provide such technical assistance and support, necessary or reasonably useful for Spruce to Manufacture, or have Manufactured by a Third Party contractor engaged by Spruce, the Licensed Product (both in Drug Substance and drug product) (such transfer, the “Manufacturing Technology Transfer”). Spruce shall reimburse HBM Alpha for [***]. Additionally, HBM Alpha shall, upon the written request of Spruce, until the completion of the Manufacturing Technology Transfer, supply to Spruce its requirements of non-GMP grade Licensed Compound and Licensed Product through its Third Party contract manufacturer in accordance with a supply agreement to be negotiated by the Parties at the price equal to the Manufacturing Costs for the Licensed Compound or Licensed Product. HBM Alpha shall, upon the written request of Spruce, use commercially reasonable efforts to assist Spruce in entering into a direct contract with HBM Alpha’s current Third Party contract manufacturer for the supply of Licensed Compound and Licensed Product, provided that HBM Alpha shall not be required to make any payment to such Third Party contract manufacturer.

7.3 Distribution. Spruce will be solely responsible for the distribution of Licensed Products in the Field in the Spruce Territory.

7.4 Brand Security and Anti-Counterfeiting. The Parties will establish contacts for communication regarding brand security issues, and each Party shall reasonably cooperate with the other Party with respect thereto. Practices around these incidents will comply with the then-current industry standards, where such standards define product security features, warehouse/cargo protection requirements, and response and communication process for such incidents.

Article 8
COMPENSATION

8.1 Upfront Payment; Equity Consideration.

8.1.1 Upfront Payment. Within [***] after the Effective Date, Spruce shall pay to HBM Alpha by wire transfer to bank account designated in writing by HBM Alpha a one-time, non-refundable, non-creditable and not subject to set-off upfront payment of Five Million U.S. Dollars (US$5,000,000) as partial consideration for the rights granted by HBM Alpha to Spruce under this Agreement.

8.1.2 Equity Consideration. Within [***] after the Effective Date, Spruce shall issue to HBM Alpha a pre-funded warrant equal to four and 99/100 percent (4.99%) of the common shares outstanding of Spruce as of the date of the issuance of such pre-funded warrant (provided that if Spruce issues common shares subsequent to such date of issuance, such pre-funded warrant shall automatically and without further action required on the part of HBM Alpha become exercisable for a number of shares equal to four and 99/100 percent (4.99%) of the common shares outstanding of Spruce as of the date immediately prior to the exercise of such warrant) as partial consideration for the rights granted by HBM Alpha to Spruce under this Agreement.

8.2 Development and Regulatory Milestone Payments. On or before [***] after Spruce or any of its Affiliates or Sublicensees first achieves each milestone event specified below (each, a “Development and Regulatory Milestone Event”), Spruce shall notify HBM Alpha in writing of that fact. HBM Alpha shall submit an invoice to Spruce for each payment after the corresponding Development and Regulatory Milestone Event is first achieved by Spruce or any of its Affiliates or Sublicensees (each, a “Development and Regulatory Milestone Payment”). Spruce will pay any Development and Regulatory Milestone Payments corresponding to the achieved Development and Regulatory Milestone Event within [***] after receipt of such invoice, which payment shall be non-refundable, non-creditable and not subject to set-off.

	Development and Regulatory Milestone Event	Development and Regulatory Milestone Payment
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
	Total:	Ninety Million U.S. Dollars (US$90,000,000)

Each Development and Regulatory Milestone Payment set forth above shall be payable only once. Under no circumstances shall Spruce be obligated to pay HBM Alpha more than Ninety Million U.S. Dollars (US$ 90,000,000) pursuant to this Section 8.2. [***].

8.3 Sales Milestone Payments. Spruce shall make the following one-time, non-refundable, non-creditable and not subject to set-off milestone payments (each, a “Sales Milestone Payment”) to HBM Alpha within [***] after the end of the Fiscal Year in which the aggregate annual Net Sales of all Licensed Products in the Field in the Spruce Territory by Spruce and its Affiliates and Sublicensees for such Licensed Products (the “Aggregate Annual Net Sales”) first reach each of the amounts specified below (each, a “Sales Milestone Event”). Each such Sales Milestone Payment shall be payable one time only. For clarity, the Sales Milestone Payments shall be additive such that if more than one of the Sales Milestone Events are met for the first time in the same Fiscal Year, Spruce shall pay all Sales Milestone Payments corresponding to such achieved Sales Milestone Events to HBM Alpha for that Fiscal Year. For clarity, each of the following Sales Milestone Payments shall be payable only once regardless of the number of times such Sales Milestone Event is achieved with respect to Licensed Products. Under no circumstances shall Spruce be obligated to pay HBM Alpha more than Three Hundred Million Dollars ($300,000,000) pursuant to this Section 8.3 for Licensed Products.

Sales Milestone Event	Sales Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Total:	Three Hundred Million U.S. Dollars (US$300,000,000)

For clarity, if more than one (1) Sales Milestone Event occurs during the same Fiscal Year, Spruce shall pay compensations applicable to all Sales Milestone Events so achieved, including any lower Sales Milestone Payment(s) that has not yet been paid.

8.4 Royalties on Net Sales.

8.4.1 Royalty Rates. Subject to the terms and conditions of this Section 8.4, Spruce shall pay to HBM Alpha royalties on Aggregate Annual Net Sales during the applicable Royalty Term, as calculated by multiplying the applicable royalty rate below by the corresponding amount of incremental Net Sales of all Licensed Products in the Spruce Territory in each Fiscal Year.

Aggregate Annual Net Sales	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]

8.4.2 Royalty Term. Royalties payable under Section 8.4.1 shall be paid by Spruce (on a Licensed Product-by-Licensed Product and country-by-country basis) from the period beginning on the date of the First Commercial Sale of each Licensed Product in a country in the Spruce Territory and continuing until the latest of: (a) [***] from the date of First Commercial Sale of such Licensed Product in such country, (b) the expiration of Regulatory Exclusivity Period for such Licensed Product in such country and (c) expiration of the last Valid Claim of a Licensed Patent Covering such Licensed Product in such country (the “Royalty Term”). Upon expiration of the applicable Royalty Term for a Licensed Product in a country, sales of such Licensed Product in such country shall no longer be included in the calculation of Net Sales for the purposes of determining the applicable royalty rate for Net Sales of Licensed Products.

8.4.3 Know-How Reduction. During the Royalty Term for a given Licensed Product in a given country, (a) upon the expiration of the last Valid Claim of a Licensed Patent Covering such Licensed Product in such country and the Regulatory Exclusivity Period for such Licensed Product has not expired in such country, the applicable royalty rates set forth in Section 8.4.1 shall be reduced by [***] and (b) upon the expiration of the last Valid Claim of a Licensed Patent Covering such Licensed Product in such country and the Regulatory Exclusivity Period for such Licensed Product has expired in such country, the applicable royalty rates set forth in Section 8.4.1 shall be reduced by [***], for such Licensed Product in such country for the remainder of such Royalty Term.

8.4.4 Biosimilar Product Reduction. In any Calendar Quarter the Net Sales of Licensed Products in such Calendar Quarter in such country are less than (a) [***] of the Biosimilar Product Threshold, the applicable royalty rate set forth in Section 8.4.1 with respect to Net Sales of such Licensed Product and such country shall be reduced by [***] of the otherwise applicable royalty rate, or (b) [***] of the Biosimilar Product Threshold, the applicable royalty rate set forth in Section 8.4.1 with respect to Net Sales of such Licensed Product and such country shall be reduced to [***] of the otherwise applicable royalty rate.

8.4.5 Third Party Intellectual Property. On a Licensed Product-by-Licensed Product and country-by-country basis, if Spruce makes any payment to any Third Party to obtain a license from such Third Party under any Patent necessary to Exploit any Licensed Product(s) in any country, but excluding (a) any Patent to any cell line license for the Manufacture of the Licensed Compound or any portion of a Licensed Product, and (b) any Patent Covering the Other Product included in the Combination Product (each such license, a “Third Party License”), then Spruce may deduct up to [***] of all consideration paid by Spruce or its Affiliates for such Third Party Licenses from any royalties payable to HBM Alpha under this Section 8.4. For clarity, in the case of a Licensed Product containing a bispecific or multi-specific Antibody, Spruce may deduct up to [***] of all consideration paid by Spruce or its Affiliates for any Third Party License pursuant to which Spruce obtains a license to any Patent Covering any portion of such Licensed Product other than the portion of a Licensed Compound selectively directed to the Target from any royalties payable to HBM Alpha under this Section 8.4 in accordance with the first sentence of this Section 8.4.5.

8.4.6 [***].

8.4.7 Royalty Floor; Carry Over. The payment reductions set forth in Sections 8.4.3, 8.4.4, 8.4.5 and 8.4.6 shall be applied on a cumulative basis; provided, that in no event shall any royalties payable to HBM Alpha under this Agreement for any Licensed Product in a given Calendar Quarter in any country be reduced pursuant to Section 8.4 hereunder to less than [***] of the royalty amount that would otherwise have been payable to HBM Alpha for such Licensed Product in such Calendar Quarter in such country. To the extent a reduction set forth in Sections 8.4.3, 8.4.4, 8.4.5 or 8.4.6 is not used to reduce such amounts payable by Spruce during a Calendar Quarter for such Licensed Product in any country, such reduction (or the applicable portion) may be carried forward to the following Calendar Quarters (as if applied during such following Calendar Quarters for purposes of Sections 8.4.3, 8.4.4, 8.4.5 and 8.4.6) until such amounts are exhausted or, if earlier, the end of the applicable Royalty Term for such Licensed Product in such country.

8.5 Royalty Payments; Reports. Royalties under Section 8.4 shall be calculated and reported for each Calendar Quarter during the Royalty Term and shall be paid within [***] after the end of the applicable Calendar Quarter, commencing with the Calendar Quarter in which the First Commercial Sale of a Licensed Product occurs. Each payment of royalties shall be accompanied by a report of Net Sales of Licensed Products by Spruce, its Affiliates and their respective Sublicensees in sufficient detail to permit confirmation of the accuracy of the royalty payment made, including: (a) the amount of gross sales and Net Sales of Licensed Products in the Spruce Territory on a Licensed Product-by-Licensed Product and country-by-country basis, (b) an itemized calculation showing the deductions from gross sales (by major category as set forth in the definition of Net Sales) to determine Net Sales, (c) a calculation of the amount of royalties due to HBM Alpha in U.S. Dollars, including the application of any exchange rate used and (d) [the Aggregate Annual Net Sales and whether any Sales Milestone Events have been achieved.

8.6 Subsequent Transaction Income. For each Subsequent Transaction, Spruce shall pay to HBM Alpha transaction payments (each, a “Subsequent Transaction Income Payment”), calculated by [***]. Spruce will notify HBM Alpha in writing within [***] after receipt of any Subsequent Transaction Income by Spruce or its Affiliates. Spruce shall pay to HBM Alpha the corresponding Subsequent Transaction Income Payment [***] after the receipt of the invoice issued by HBM Alpha.

Execution date of the Subsequent Transaction:	Payment Rate
[***]	[***]
[***]	[***]

8.7 Payment Method; Foreign Exchange. All payments owed by Spruce under this Agreement shall be made by wire transfer in immediately available funds to a bank and account designated in writing by HBM Alpha. For clarity, all payments by Spruce to HBM Alpha hereunder shall be in U.S. Dollars. The rate of exchange to be used in computing the amount of currency equivalent in U.S. Dollars of any amounts payable in U.S. Dollars by Spruce to HBM Alpha under this Agreement shall be determined and calculated using the average rate of exchange based on OANDA Corporation rates (or the rates listed by any similar entity in the event that OANDA Corporation no longer provides such rates) for the Calendar Quarter in which the applicable payment is due.

8.8 Interest on Late Payments. If HBM Alpha does not receive payment of any sum due to it on or before the due date, interest shall thereafter accrue on the sum due to HBM Alpha until the date of payment at the per annum rate of [***] over the then-current prime rate reported in The Wall Street Journal or the maximum rate allowable by applicable Laws, whichever is lower.

8.9 Upstream Agreement Payments. Subject to Spruce’s compliance with the terms of this Agreement, HBM Alpha shall be solely responsible for any payments payable to a Third Party under an Upstream Agreement resulting from the Exploitation of a Licensed Compound or Licensed Product in accordance with the terms of this Agreement.

8.10 Records; Audits. Spruce shall, and shall cause its Affiliates and their respective Sublicensees to, maintain in accordance with Accounting Standards, reasonably complete and accurate records in sufficient detail to permit HBM Alpha to confirm the accuracy of the calculation of royalty payments and Subsequent Transaction Income Payments and the achievement of the milestone events. All payments and other relevant amounts under this Agreement shall be accounted for in accordance with Accounting Standards. Upon reasonable prior written notice, in any event no less than [***] prior written notice, such records shall be available for examination during regular business hours and in a manner that does not interfere with Spruce’s business activities for a period of [***] from the end of the Fiscal Year to which they pertain, and not more often than once each Fiscal Year (other than for-cause audits), by an internationally-recognized independent certified public accountant selected by HBM Alpha and reasonably acceptable to Spruce, for the sole purpose of verifying the accuracy of the financial reports furnished by Spruce pursuant to this Agreement and any payments with respect thereto. Any such auditor shall not disclose Spruce’s Confidential Information, except to the extent such disclosure is necessary to verify the accuracy of the financial reports furnished by Spruce or the amount of payments due under this Agreement. Any amounts shown to be owed but unpaid shall be paid within [***] from the accountant’s report, plus interest (as set forth in Section 8.8) from the original due date. HBM Alpha shall bear the full cost of such audit unless such audit discloses an underpayment by Spruce of more than [***] of the amount due for the audited period, in which case Spruce shall bear the full cost of such audit.

8.11 Taxes.

8.11.1 Taxes on Income. Except as set forth in this Section 8.11, each Party shall be solely responsible for the payment of all taxes imposed on its share of income arising directly or indirectly from the efforts of the Parties under this Agreement.

8.11.2 Withholding Income Taxes. To the extent any payments made by Spruce pursuant to this Agreement become subject to withholding income Taxes under applicable Laws, Spruce shall deduct and withhold the amount of such Taxes for the account of HBM Alpha to the extent required by applicable Laws; such amounts payable to HBM Alpha shall be reduced by the amount of withholding income Taxes deducted and withheld; and Spruce shall pay the amounts of such Taxes to the proper Governmental Authority in a timely manner and transmit to HBM Alpha an official tax certificate or other evidence of such Tax obligations together with proof of payment from the relevant Governmental Authority of all amounts deducted and withheld sufficient to enable HBM Alpha to claim such payment of Taxes. Any such withholding income Taxes required under applicable Laws to be paid or withheld shall be an expense of, and borne solely by, HBM Alpha. If HBM Alpha is entitled (whether under any applicable tax treaty or otherwise under applicable Laws) to a reduction in the rate of, or the elimination of, withholding income Tax, it may deliver to Spruce or the appropriate Governmental Authority (with the assistance of Spruce to the extent that this is reasonably required and is expressly requested in writing) the prescribed forms necessary to reduce the applicable rate of withholding or to relieve Spruce of its obligation to withhold Tax, and Spruce shall apply the reduced rate of withholding, or dispense with withholding, as the case may be. Spruce agrees to take reasonable and lawful efforts to minimize such withholding income Taxes that would otherwise be borne by HBM Alpha. Spruce shall cooperate with HBM Alpha as reasonably requested in any claim for refund or application to any Governmental Authority. Notwithstanding the foregoing, if, as a result of a Withholding Action by Spruce, withholding is required by applicable Laws with respect to any payment made by Spruce to HBM Alpha pursuant to this Agreement and the amount of such withholding exceeds the amount of withholding that would have been required with respect to such payment under this Section 8.11.2 if Spruce had not committed the Withholding Action, then Spruce shall pay an additional amount to HBM Alpha such that, after withholding from such payment contemplated by this Agreement and such additional amount, HBM Alpha receives the same amount with respect to such payment as it would have received from Spruce absent such Withholding Action by Spruce. For purposes of this Section 8.11.2, “Withholding Action” means (a) a permitted assignment or sublicense of this Agreement (in whole or in part) by Spruce to an Affiliate or a Third Party outside of HBM Alpha’s then-current jurisdiction; or (b) a redomiciliation of Spruce to, or payment by or on behalf of Spruce from, a jurisdiction outside Spruce’s then-current jurisdiction.

8.11.3 VAT. All payments due to HBM Alpha from Spruce pursuant to this Agreement shall be paid exclusive of, and without reduction for, any value-added tax (including, for greater certainty, any goods and services tax, harmonized sales tax and any similar taxes) (“VAT”) (which, if applicable, shall be payable by Spruce). Spruce shall be responsible for the payment of [***] VAT applicable to the payments made by Spruce to HBM Alpha under this Agreement and shall file all applicable VAT tax returns. HBM Alpha shall cooperate, to the extent reasonably required, with the filing of any such VAT tax returns. Spruce shall indemnify HBM Alpha for any [***]. If HBM Alpha determines that it is required to report any such tax, Spruce shall promptly provide HBM Alpha with applicable receipts and other documentation necessary or appropriate for such report. For clarity, this Section 8.11.3 is not intended to limit Spruce’s [***].

Article 9
INTELLECTUAL PROPERTY MATTERS

9.1 Ownership; License Grants.

9.1.1 Data. HBM Alpha shall solely own all Data generated by HBM Alpha. For clarity, all Data Controlled by HBM Alpha as of the Effective Date and during the Term are included in the Licensed Know-How and licensed to Spruce under Section 2.1.1. Spruce shall solely own all Data generated by Spruce in the Development of Licensed Products in the Field in the Spruce Territory (the “Spruce Generated Data”). Spruce hereby grants to HBM Alpha a royalty-free, fully paid-up, non-exclusive license, with the right to grant sublicenses (through multiple tiers), to use any Spruce Generated Data Controlled by Spruce solely for the Exploitation of the Licensed Compound or Licensed Products in the Field in the HBM Alpha Territory.

9.1.2 Product Materials. Subject to any applicable Laws and the terms and conditions of this Agreement, each Party hereby grants to the other Party a fully-paid up, royalty-free license, with the right to grant sublicenses under multiple tiers, to use Product Materials generated and Controlled by such Party, solely to the extent reasonably necessary for the Exploitation of the Licensed Compound and Licensed Product in the Field in the other Party’s respective territory during the Term of this Agreement.

9.1.3 Inventions. Inventorship of any Invention will be determined in accordance with the standards of inventorship and conception under U.S. patent laws.

(a) Background IP. Other than the Licensed Technology or Spruce Licensed Technology, neither Party nor its Affiliates will acquire any interest in all intellectual property (including without limitation all data regardless whether it is protectable under the patent, trademark, copyright, database or other applicable Laws) that is either (i) owned or controlled by the other Party or any of its Affiliates prior to the Effective Date or (ii) developed or acquired by the other Party independently from the performance of the activities under this Agreement.

(b) HBM Alpha Inventions. Any Invention generated, developed, conceived or reduced to practice (constructively or actually) solely by or on behalf of HBM Alpha, its Affiliates and their respective licensees, including their employees, agents and contractors (“HBM Alpha Inventions”) shall be solely and exclusively owned by HBM Alpha. For clarity, any and all HBM Alpha Inventions that are Controlled by HBM Alpha as of the Effective Date and during the Term and reasonably necessary for the Exploitation of the Licensed Compound and Licensed Product in the Field in the Spruce Territory shall be included in the Licensed Technology licensed to Spruce under Section 2.1.1, including any Patent rights therein.

(c) Spruce Inventions. Any Inventions generated, developed, conceived or reduced to practice (constructively or actually) solely by or on behalf of Spruce, its

Affiliates and their respective Sublicensees, including their employees, agents and contractors (“Spruce Inventions”) shall be solely and exclusively owned by Spruce. For clarity, any and all Spruce Inventions that are Controlled by Spruce as of the Effective Date and during the Term and reasonably necessary for the Exploitation of the Licensed Compound and Licensed Product in the Field in the HBM Alpha Territory shall be included in the Spruce Licensed Technology.

(d) Joint Inventions. Any Invention generated, developed, conceived or reduced to practice (constructively or actually) jointly by or on behalf of Spruce and HBM Alpha, their Affiliates and respective Sublicensees, including their employees, agents and contractors (“Joint Inventions”) shall be jointly owned by the Parties, and, subject to the licenses set forth in this Agreement, each Party may freely exploit such Joint Inventions without any duty to account to the other Party, provided that neither Party shall assign its right and interest in any Joint Inventions to a Third Party without the other Party’s prior written consent, unless such assignment is in connection with the permitted assignment of this Agreement pursuant to Section 15.6. For clarity, (i) any and all Joint Inventions that are Controlled by HBM Alpha, including any Patent rights therein, shall be included in the Licensed Technology licensed to Spruce under Section 2.1.1, subject to HBM Alpha’s retained rights as set forth in Section 2.1.2 and (ii) any and all Joint Inventions that are Controlled by Spruce, including any Patent rights therein, shall be included in the Spruce Licensed Technology.

9.2 Patent Prosecution.

9.2.1 Definition. For the purpose of this Article 9, “prosecution” of Patents shall include, without limitation, all communication and other interaction with any patent office or patent authority having jurisdiction over a Patent application throughout the world in connection with any pre-grant proceedings and post-grant proceeding, including opposition proceedings.

9.2.2 Licensed Patents. Except as set forth in Section 9.2.4, as between the Parties, Spruce shall have the first right, at its sole expense, to prepare, file, prosecute and maintain or abandon all Licensed Patents in the Spruce Territory; provided, however, that Spruce does not represent or warrant that any patent will issue or be granted based on patent applications contained in the Licensed Patents in the Spruce Territory. Spruce shall provide HBM Alpha with (a) a copy of all material correspondence received from any patent authority with respect to Licensed Patents in the Spruce Territory and (b) a copy of the draft prepared for the proposed material filings and correspondence to any patent authority with respect to Licensed Patents in the Spruce Territory reasonably in advance of the proposed filing and will consider in good faith comments thereto provided by HBM Alpha in connection with the filing thereof. Spruce shall provide HBM Alpha with regular updates on the prosecution of the Licensed Patents. As between the Parties, HBM Alpha shall have the sole right, at its sole expense, to prepare, file, prosecute and maintain or abandon all Licensed Patents in the HBM Alpha Territory; provided, however, that HBM Alpha does not represent or warrant that any patent will issue or be granted based on patent applications contained in the Licensed Patents in the HBM Alpha Territory. HBM Alpha shall provide Spruce with (x) a copy of all material correspondence received from any patent authority with respect to Licensed Patents in the HBM Alpha Territory and (y) a copy of the draft prepared for the proposed material filings and correspondence to any patent authority with respect to Licensed Patents in the HBM Alpha Territory reasonably in advance of the proposed filing and will consider in good faith comments thereto provided by Spruce in connection with the filing thereof. HBM Alpha shall provide Spruce with regular updates on the prosecution of the Licensed Patents.

9.2.3 Joint Patents.

(a) Except as set forth in Section 9.2.4, as between the Parties, Spruce shall have the first right to prepare, file, prosecute and maintain or abandon the Joint Patents in the Spruce Territory; provided, however, that Spruce does not represent or warrant that any patent will issue or be granted based on patent applications contained in the Joint Patents in the Spruce Territory. Spruce shall provide HBM Alpha with (a) a copy of all material correspondence received from any patent authority with respect to Joint Patents in the Spruce Territory and (b) a copy of the draft prepared for the proposed material filings and correspondence to any patent authority with respect to Joint Patents in the Spruce Territory reasonably in advance of the proposed filing and will consider in good faith comments thereto provided by HBM Alpha in connection with the filing thereof. Spruce shall provide HBM Alpha with regular updates on the prosecution of such Joint Patents.

(b) Except as set forth in Section 9.2.4, as between the Parties, HBM Alpha shall have the first right to prepare, file, prosecute and maintain or abandon the Joint Patents in the HBM Alpha Territory; provided, however, that HBM Alpha does not represent or warrant that any patent will issue or be granted based on patent applications contained in the Joint Patents in the HBM Alpha Territory. HBM Alpha shall provide Spruce with (a) a copy of all material correspondence received from any patent authority with respect to Joint Patents in the HBM Alpha Territory and (b) a copy of the draft prepared for the proposed material filings and correspondence to any patent authority with respect to Joint Patents in the HBM Alpha Territory reasonably in advance of the proposed filing and will consider in good faith comments thereto provided by Spruce in connection with the filing thereof. HBM Alpha shall provide Spruce with regular updates on the prosecution of such Joint Patents.

9.2.4 Step-In Rights. Either Party may cease prosecution and/or maintenance of any Patent that such Party has the first right for prosecuting and maintain pursuant to Section 9.2.2 or Section 9.2.3 on a country-by-country basis by providing the other Party written notice reasonably in advance of such due date. If the responsible Party elects to cease prosecution or maintenance of the relevant Patent in a country, the responsible Party shall notify the other Party in writing at least [***] prior to any filing or payment due date and the other Party, shall have the right, but not the obligation, at its sole discretion and cost, to continue prosecution or maintenance of such Patent and in such country (“Step-In Rights”). If the other Party elects to continue prosecution or maintenance or elects to file additional applications following the responsible Party’s election to cease prosecution or maintenance pursuant to this Section 9.2.4, the responsible Party shall transfer the applicable patent files to such other Party or its designee and execute such documents and perform such acts at the responsible Party’s expense as may be reasonably necessary to allow the other Party to initiate or continue such filing, prosecution or maintenance at the other Party’s sole expense, provided that (a) if HBM Alpha exercises the Step-in Right with respect to an issued Licensed Patent in the Spruce Territory, such Patents shall thereafter cease to be Licensed Patents and excluded from the license granted to Spruce hereunder and (b) if HBM Alpha exercises the Step-in Right with respect to a pending patent application of a Licensed Patent in any country in the Spruce Territory, such Patents shall thereafter cease to be Licensed Patents and excluded from the license granted to Spruce hereunder unless, within [***] of receipt of notice from HBM Alpha of the issuance of such Patent, Spruce reimburses HBM Alpha for [***] of the costs ([***]) of the prosecution of such Patent (or [***])], in which case such Patent shall continue to be a Licensed Patent.

9.2.5 Spruce Patents. Spruce shall have the sole right to prepare, file, prosecute and maintain or abandon the Spruce Patents on a worldwide basis, provided that Spruce shall provide HBM Alpha with (a) a copy of all material correspondence received from any patent authority with respect to Spruce Patents in the HBM Alpha Territory and (b) a copy of the draft prepared for the proposed material filings and correspondence to any patent authority with respect to Spruce Patents in the HBM Alpha Territory reasonably in advance of the proposed filing and will consider in good faith comments thereto provided by HBM Alpha in connection with the filing thereof. For clarity, except as expressly provided herein, HBM Alpha shall not have any rights pursuant to this Agreement with respect to any Spruce Patents (including any Step-In Rights relating thereto).

9.2.6 Cooperation. Each Party shall provide the other Party with all reasonable assistance and cooperation in the patent prosecution efforts set forth in this Section 9.2, including providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution.

9.3 Patent Term Extensions in the Spruce Territory. The JSC will discuss and recommend for which, if any, of the Patents within the Licensed Patents and Joint Patents in the Spruce Territory the Parties should seek patent term extensions. If after reasonable discussion and good faith consideration of each Party’s view on a particular matter before the JSC, the representatives of the Parties cannot reach an agreement as to which Patents such extensions should be sought for, Spruce shall have the final decision-making authority with respect to applying for any such patent term extension in the Spruce Territory. HBM Alpha shall have the sole decision-making authority with respect to applying for any patent term extension with respect to the Licensed Patents and Joint Patents in the HBM Alpha Territory. Each Party will cooperate fully with the other Party in making such filings or actions, for example and without limitation, making available all required regulatory Data and Information and executing any required authorizations to apply for such patent term extension. All expenses incurred in connection with activities of each Party with respect to the Patent(s) for which such Spruce seeks patent term extensions pursuant to this Section 9.3 shall be borne by Spruce.

9.4 Patent Enforcement.

9.4.1 Notification; Information Sharing. If either Party becomes aware of any existing or threatened infringement of any Licensed Patent, Spruce Patent, or Joint Patent that arises as a result of the development, manufacture, commercialization or other exploitation of any product that would be competitive with a Licensed Product within the scope of the license granted to Spruce pursuant to Section 2.1.1 or the scope of the license granted to HBM Alpha pursuant to Section 2.2.1, as applicable (each, an “Infringement”), it shall promptly notify the other Party in writing to that effect and the Parties will consult with each other regarding any actions to be taken with respect to such Infringement. Each Party shall share with the other Party all information available to it regarding such alleged Infringement, pursuant to a mutually agreeable “common interest agreement” executed by the Parties under which the Parties agree to their shared, mutual interest in the outcome of any suit or other action to enforce the Licensed Patents, Spruce Patents and Joint Patents against such Infringement.

9.4.2 Enforcement Rights.

(a) Licensed Patents.

(i) Spruce shall have the first right, but not the obligation, to bring an appropriate suit or other action against any Person engaged in the Infringement of any Licensed Patent in the Spruce Territory, at Spruce’s cost and expense. If Spruce elects to commence a suit or other action to enforce the applicable Licensed Patent against such Infringement in the Spruce Territory, then HBM Alpha shall have the right to join such enforcement action at its own cost and expense upon written notice to Spruce. If Spruce notifies HBM Alpha in writing that it does not intend to commence a suit or other action to enforce the applicable Licensed Patent against such Infringement or to take other action to secure the abatement of such Infringement, or fails to take any such action after a period of [***] following either Party’s receipt of the notice of Infringement pursuant to Section 9.4.1 (or, if shorter, at least [***] prior to the deadline for initiating such action), then, HBM Alpha shall have the right, but not the obligation, to commence such a suit or take such action, at HBM Alpha’s cost and expense. In such case, Spruce shall take appropriate actions in order to enable HBM Alpha to commence a suit or take the actions set forth in the preceding sentence. [***]. HBM Alpha shall have the sole right, but not the obligation, to bring an appropriate suit or other action against any Person engaged in (A) the Infringement of any Licensed Patent in the HBM Alpha Territory and (B) the infringement (other than an Infringement) of any Licensed Patent, at HBM Alpha’s cost and expense.

(ii) Neither Party shall settle any such suit or action under Section 9.4.2(a)(i) in any manner that would admitting the invalidity of, or otherwise negatively impact the Licensed Patents or that would limit or that would limit or restrict the ability of HBM Alpha or Spruce to sell the Licensed Products in the HBM Alpha Territory or Spruce Territory, respectively, without the prior written consent of the other Party.

(b) Joint Patents.

(i) Spruce shall have the first right, but not the obligation, to bring an appropriate suit or other action against any Person engaged in the Infringement of any Joint Patent in Spruce Territory, at Spruce’s cost and expense. If Spruce elects to commence a suit or other action to enforce the applicable Joint Patent against such Infringement, then HBM Alpha shall have the right to join such enforcement action at its own cost and expense upon written notice to Spruce. If Spruce notifies HBM Alpha in writing that it does not intend to commence a suit or other action to enforce the applicable Joint Patent against such Infringement or to take other action to secure the abatement of such Infringement, or fails to take any such action after a period of [***] following either Party’s receipt of the notice of Infringement pursuant to Section 9.4.1 (or, if shorter, at least [***] prior to the deadline for initiating such action), then, HBM Alpha shall have the right, but not the obligation, to commence such a suit or take such action, at HBM Alpha’s cost and expense. In such case, Spruce shall take appropriate actions in order to enable HBM Alpha to commence a suit or take the actions set forth in the preceding sentence. [***].

(ii) HBM Alpha shall have the first right, but not the obligation, to bring an appropriate suit or other action against any Person engaged in the Infringement of any Joint Patent or Spruce Patent in HBM Alpha Territory, at HBM Alpha’s cost and expense, provided that with respect to the Infringement of any Spruce Patent in HBM Alpha Territory, (A) HBM Alpha shall not have the right to bring suit or other action to enforce a Spruce Patent against such Infringement without Spruce’s prior written consent (not to be unreasonably withheld, conditioned or delayed) if such suit or action would reasonably likely have a material adverse impact on the validity or enforceability of such Spruce Patent, and (B) if, at the time HBM Alpha elects to commence such suit or action, Spruce is actively enforcing or has a good faith and reasonable plan to enforce within [***] of receiving notice of infringement against such Infringement in the Spruce Territory, then Spruce shall have the right to lead the global enforcement action, including any settlement negotiations, provided Spruce shall not enter into a settlement with a Third Party for such Infringement in the HBM Alpha Territory without HBM Alpha’s prior written consent (not to be unreasonably withheld, conditioned or delayed). If HBM Alpha elects to commence a suit or other action to enforce the applicable Joint Patent or Spruce Patent against such Infringement, then Spruce shall have the right to join such enforcement action at its own cost and expense upon written notice to HBM Alpha. If HBM Alpha notifies Spruce in writing that it does not intend to commence a suit or other action to enforce the applicable Joint Patent or Spruce Patent against such Infringement or to take other action to secure the abatement of such Infringement, or fails to take any such action after a period of [***] following either Party’s receipt of the notice of Infringement pursuant to Section 9.4.1 (or, if shorter, at least [***] prior to the deadline for initiating such action), then, Spruce shall have the right, but not the obligation, to commence such a suit or take such action, at Spruce’s cost and expense. In such case, HBM Alpha shall take appropriate actions in order to enable Spruce to commence a suit or take the actions set forth in the preceding sentence. [***].

(iii) Neither Party shall settle any such suit or action under Section 9.4.2(a)(i) in any manner that would admit the invalidity of, or otherwise negatively impact the Joint Patents or that would limit or restrict the ability of HBM Alpha or Spruce to sell the Licensed Products in the HBM Alpha Territory or Spruce Territory, respectively, without the prior written consent of the other Party.

(c) Spruce Patents. Except as otherwise provided in Section 9.4.2(b)(ii), Spruce shall have the sole right, but not the obligation, to bring an appropriate suit or other action against any Person engaged in the Infringement of any Spruce Patent, at Spruce’s cost and expense.

9.4.3 Collaboration. Each Party shall provide to the other Party bringing a claim, suit or action under Section 9.4 (the “Enforcing Party”) with reasonable assistance in such enforcement, including joining such action as a party plaintiff if required by applicable Laws to pursue such action. The Enforcing Party shall keep the other Party regularly informed of the status and progress of such enforcement efforts, and shall reasonably consider the other Party’s comments on any such efforts. The non-enforcing Party shall be entitled to separate representation in such matter by counsel of its own choice and at its own expense, but such Party shall at all times cooperate fully with the Enforcing Party.

9.4.4 Expenses and Recoveries. The Enforcing Party shall be solely responsible for any expenses it incurs as a result of such enforcement action. If the Enforcing Party recovers monetary damages in such claim, suit or action brought under Section 9.4, such recovery shall be allocated first, to reimburse each Party taking such enforcement action for any costs, including out-of-pocket expenses, incurred (which reimbursement will be on a pro rata basis to the extent such costs and expenses exceed such recovered amount) and finally, the remaining amount of such recovery shall be allocated to the Enforcing Party, provided that [***].

9.5 Third Party Infringement Claims. If the Exploitation of the Licensed Products in the Field in the Spruce Territory pursuant to this Agreement results in a claim, suit or proceeding alleging patent infringement against HBM Alpha or Spruce (or their respective Affiliates, licensees or Sublicensees) (collectively, “Infringement Actions”), such Party shall promptly notify the other Party hereto in writing. Subject to Article 11, the Party for which the Infringement Action is brought against (the “Accused Party”) shall have the right to direct and control the defense of such Infringement Action, including any counterclaims associated therewith, at its own expense with counsel of its choice; provided, however, that the other Party may participate in the defense and/or settlement thereof, at its own expense with counsel of its choice. In any event, the Accused Party agrees to keep the other Party reasonably informed of all material developments in connection with any such Infringement Action for which the Accused Party exercises its right to direct and control the defense. The Accused Party agrees not to settle such Infringement Action, or make any admissions or assert any position in such Infringement Action, in a manner that would adversely affect the rights or interests of the other Party, without the prior written consent of the other Party, which shall not be unreasonably withheld or delayed. Subject to Article 11, if the Accused Party does not exercise its right to direct and control the defense of an Infringement Action that is brought against the other Party, then the other Party shall have such right and it shall agree to keep the Accused Party reasonably informed of all material developments in connection with such Infringement Action and it shall not settle such Infringement Action, or make any admissions or assert any position in such Infringement Action, in a manner that would materially adversely affect the rights or interests of the Accused Party, without the prior written consent of the Accused Party, which shall not be unreasonably withheld or delayed. If an Accused Party receives any recovery in an Infringement Action, then the terms of Section 9.4.4 shall apply, mutatis mutandis, with respect to the sharing and allocation of expenses and recoveries between the Parties for any action described in this Section 9.5.

9.6 Common Interest Disclosures. With regard to any information or opinions exchanged pursuant to this Agreement by the Parties (or their Affiliates) regarding intellectual property owned by Third Parties, the Parties agree that they have a common legal interest in coordinating prosecution of their respective Patents as set forth in this Article 9, and in determining whether, and to what extent, Third Party intellectual property rights may affect the conduct of the Exploitation of Licensed Compounds and Licensed Products, and have a further common legal interest in defending against any actual or prospective Third Party claims based on allegations of misuse or infringement of intellectual property rights relating to the Exploitation of Licensed Compounds and Licensed Products. Accordingly, the Parties agree that all such information and materials obtained by either Party from each other will be used solely for purposes of the Parties’

common legal interests with respect to the conduct of the Agreement. All information and materials will be treated as protected by the attorney‑client privilege, the work product privilege, and any other privilege or immunity that may otherwise be applicable. By sharing any such information and materials, neither Party intends to waive or limit any privilege or immunity that may apply to the shared information and materials. Neither Party shall have the authority to waive any privilege or immunity on behalf of the other Party without such other Party’s prior written consent, nor shall the waiver of privilege or immunity resulting from the conduct of one Party be deemed to apply against any other Party.

Article 10
REPRESENTATIONS AND WARRANTIES; COVENANTS

10.1 Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party, as of the Effective Date, as follows:

10.1.1 Corporate Existence. As of the Effective Date, it is a company or corporation duly organized, validly existing, and in good standing under the Laws of the jurisdiction in which it is incorporated;

10.1.2 Corporate Power, Authority and Binding Agreement. As of the Effective Date, (a) it has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (b) it has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; and (c) this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights and remedies generally;

10.1.3 No Conflict. The execution and delivery of this Agreement, the performance of such Party’s obligations hereunder and the license to be granted pursuant to this Agreement (a) do not and will not conflict with or violate any requirement of applicable Law existing as of the Effective Date; (b) do not and will not conflict with or violate the certificate of incorporation or by-laws (or other constating documents) of such Party; and (c) do not and will not conflict with, violate, breach or constitute a material default under any contractual obligations of such Party or any of its Affiliates existing as of the Effective Date;

10.1.4 No Violation. Neither such Party nor any of its Affiliates is under any obligation to any Person, contractual or otherwise, that is in violation of the terms of this Agreement or that would impede the fulfillment of such Party’s obligations hereunder;

10.1.5 No Debarment. Neither such Party nor any of its Affiliates is debarred or disqualified under the Act or comparable applicable Laws outside the U.S.; and

10.1.6 No Consents. No authorization, consent, approval, whether internal or of a Third Party, nor to such Party’s knowledge, any license, permit, exemption of or filing or registration with or notification to any court or Governmental Authority is or will be necessary for the (a) valid execution and delivery of this Agreement by such Party; or (b) the consummation by such Party of the transactions contemplated hereby that has not already been obtained prior to or by the Effective Date.

10.2 Additional Representations and Warranties of HBM Alpha. HBM Alpha represents and warrants to Spruce, as of the Effective Date, as follows:

10.2.1 Title; Encumbrances. (a) It solely owns the Licensed Patents or otherwise has sufficient legal and/or beneficial title or ownership or license with respect to the Licensed Technology as necessary to grant the licenses to Spruce as purported to be granted pursuant to this Agreement, free and clear from any mortgages, pledges, liens, security interests, conditional and installment sale agreement, encumbrances, charges or claim of any kind, and (b) to HBM Alpha’s Knowledge, no Third Party has taken any action before the United States Patent and Trademark Office, or any counterpart thereof outside the U.S., claiming legal and/or beneficial title or ownership of any Licensed Technology owned by HBM Alpha;

10.2.2 Third Party Technology. To HBM Alpha’s Knowledge, the Exploitation of Licensed Products as contemplated under this Agreement does not infringe or misappropriate any issued Patent or Information of a Third Party;

10.2.3 Notice of Infringement or Misappropriation. It has not received any written notice from any Third Party asserting or alleging that (a) any Exploitation of a Licensed Product by HBM Alpha prior to the Effective Date infringed or misappropriated the intellectual property rights of such Third Party, or (b) the Exploitation of the Licensed Products in the Spruce Territory would infringe or misappropriate the intellectual property rights of such Third Party;

10.2.4 Non-Infringement of Rights by Third Parties. To HBM Alpha’s Knowledge, no Third Party is infringing or misappropriating or has infringed or misappropriated the Licensed Technology as of the Effective Date;

10.2.5 Non-Assertion by Third Parties. To HBM Alpha’s Knowledge, no Third Party has asserted in writing that the issued Patents within the Licensed Patents set forth in Schedule 1.56 are invalid or unenforceable;

10.2.6 No Proceeding. There is no pending, and to HBM Alpha’s Knowledge, no threatened, adverse action, suit or proceeding against HBM Alpha involving any of the Licensed Technology or the safety (including any product liability claim) of a Licensed Product;

10.2.7 Prosecution of Licensed Patents. Except with respect to any Licensed Patents for which HBM Alpha has ceased prosecution and/or maintenance and granted Step-In Rights to Spruce pursuant to Section 9.2.4, all maintenance fees, annuity payments, and similar payments relating to the Licensed Patents in the Spruce Territory have been made, and during the Term will be made, in a timely manner. To HBM Alpha’s Knowledge, prior to the Effective Date, HBM Alpha has not taken action or failed to undertake an action, in connection with filing, prosecuting and maintaining the Licensed Patents set forth in Schedule 1.56 in the Spruce Territory in violation of any applicable Law;

10.2.8 Compliance with Laws. To HBM Alpha’s Knowledge, HBM Alpha has complied with all applicable Laws in connection with the prosecution of the Licensed Patents, including the duty of candor owed to any patent office pursuant to such Laws;

10.2.9 Licensed Patents. HBM Alpha does not have Knowledge of any Information that any issued patents included in the Licensed Patents set forth in Schedule 1.56 are invalid or unenforceable;

10.2.10 No Conflicts. HBM Alpha has not entered, and shall not enter, into any agreement with any Third Party that is in conflict with the rights granted to Spruce under this Agreement, and has not taken and shall not take any action that would in any way prevent it from granting the rights granted to Spruce under this Agreement, or that would otherwise materially conflict with or adversely affect Spruce’s rights under this Agreement;

10.2.11 Existing Agreements. Schedule 10.2.11 sets forth a true, complete and correct list of all agreements, whether written or oral, by and between HBM Alpha and any of its Affiliates, on the one hand, and one (1) or more Third Parties, on the other hand, that solely relate to the Exploitation of any Licensed Compound or Licensed Product in the Spruce Territory, including the conduct of pre-clinical Development activities or Clinical Trials (such agreements the “Existing Agreements”), excluding confidentiality and non-disclosure agreements entered into in the normal course, employment or consulting agreements, the Upstream Agreements or Excluded Licenses. Except for the Upstream Agreements or Excluded Licenses, as of the Effective Date, there are no in-license or other agreements under which HBM Alpha or any of its Affiliates obtains any rights to any intellectual property rights licensed to Spruce hereunder;

10.2.12 Upstream Agreements. HBM Alpha, on behalf of itself and its Affiliates, is in compliance in all material respects with each Upstream Agreement, and to HBM Alpha’s Knowledge, the respective counterparty to each Upstream Agreement is in compliance with each Upstream Agreement in all material respects and each Upstream Agreement is in full force and effect, and the execution and delivery of this Agreement does not conflict with, violate, or breach HBM Alpha’s or its Affiliates’ obligations under any Upstream Agreement; and

10.2.13 No Development in Spruce Territory. There are no Development activities related to the Licensed Compounds and Licensed Products being conducted by or on behalf of HBM Alpha or its Affiliates in the Spruce Territory.

10.3 Compliance with Laws. Each Party shall, and shall ensure that its Affiliates and their respective Sublicensees will with all applicable Laws (including Anti-Corruption Laws) in the Exploitation of Licensed Products and performance of its obligations under this Agreement, and any Regulatory Authority and Governmental Authority health care programs having jurisdiction in such Party’s respective territory, each as may be amended from time to time.

10.4 Full Disclosure. As of the Effective Date, the representations and warranties of either Party in this Agreement do not, taken as a whole, (a) contain any untrue statement of a material fact or (b) omit to state any material fact necessary to make the statements or facts contained therein, in light of the circumstances under which they were made, not misleading.

10.5 Additional HBM Alpha Covenants.

10.5.1 Upstream Agreements.

(a) In addition to any covenants made by the Parties elsewhere in this Agreement, HBM Alpha hereby covenants to Spruce that it shall not, during the Term, without the prior written approval of Spruce, (i) amend any provision of the Upstream Agreements that would adversely impact Spruce’s rights under this Agreement, or (ii) assign (except an assignment to a party to which this Agreement has been assigned as permitted under Section 15.6 or to any Affiliate), in whole or in part, any Upstream Agreement in any manner that would adversely impact Spruce’s rights under this Agreement. HBM Alpha shall not, and shall cause its Affiliates not to, commit any acts or permit the occurrence of any omissions that would cause material breach or termination of any Upstream Agreement.

(b) Promptly, and in any event within [***] following HBM Alpha’s receipt of notice from a counterparty to any Upstream Agreement of an alleged material breach by HBM Alpha under any such Upstream Agreement, subject to any confidentiality obligations, HBM Alpha shall provide Spruce with a copy thereof, in which case, HBM Alpha shall consult with Spruce regarding the timing, manner and conduct of any cure of HBM Alpha’s breach under such Upstream Agreement. Following such consultation, with respect to any breach of such Upstream Agreement, HBM Alpha shall promptly cure such breach provided that, if HBM Alpha elects not to cure, or fails to cure such breach during the applicable cure period, then subject to any required consent of the counterparties in the applicable Upstream Agreement, HBM Alpha shall permit Spruce to directly cure such breach on HBM Alpha’s behalf. If Spruce is permitted to cure such breach on behalf of HBM Alpha and Spruce cures such breach, Spruce will be permitted to offset one hundred percent (100%) of any amounts incurred by Spruce in connection with the cure of any such breach of an Upstream Agreement. In the event of any breach of the counterparty of an Upstream Agreement in a manner that is reasonably likely to adversely affect Spruce’s rights or obligations under this Agreement, to the extent permitted by such Upstream Agreement, HBM Alpha shall promptly give written notice to Spruce. Promptly, and in any event within [***] following HBM Alpha’s notice to a counterparty to any Upstream Agreement of an alleged breach by such counterparty under any such Upstream Agreement, to the extent permitted by such Upstream Agreement, HBM Alpha shall provide Spruce with a copy there of. HBM Alpha shall consult with Spruce regarding the timing, manner and conduct of any enforcement of the counterparty’s obligations under such Upstream Agreement. Following such consultation, with respect to any breach of such Upstream Agreement, HBM Alpha shall use commercially reasonable efforts to exercise such rights and remedies with respect to any such breach (or any dispute related thereto) mutually agreed with Spruce, whether under the Upstream Agreement or by operation of law, and in connection with any dispute regarding any such alleged breach or default.

10.5.2 Execution of Patent Assignments. HBM Alpha hereby covenants to Spruce that it shall (a) promptly after the Effective Date (and in any case, within [***] of the Effective Date), obtain executed assignments for the patent family of [***] from all inventors where such each such inventor assigns their respective rights, titles, and interests in and to such patent family directly or indirectly to HBM Alpha, including: [***], (b) promptly after obtaining such assignments, (i) provide copies of such assignments to Spruce, and (ii) record such assignments with the United States Patent and Trademark Office in U.S. Provisional Application Nos. [***], and in PCT Application No. [***], and (c) promptly after receiving notifications of recordation for such assignments, provide copies of such notifications of recordation to Spruce.

10.6 No Other Representations or Warranties. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OR NON-MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, ARE MADE OR GIVEN BY OR ON BEHALF OF A PARTY OR ITS AFFILIATES, AND ALL REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED. FOR CLARITY AND WITHOUT LIMITING THE FOREGOING, HBM ALPHA MAKES NO REPRESENTATION OR WARRANTY CONCERNING THE LICENSED PRODUCTS OR LICENSED TECHNOLOGY EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE 10.

Article 11
INDEMNIFICATION

11.1 Indemnification by HBM Alpha. HBM Alpha shall defend, indemnify, and hold Spruce and its Affiliates and their respective officers, directors, employees, agents, successors and assigns (the “Spruce Indemnitees”) harmless from and against any and all losses, damages, liabilities, actually incurred expenses and costs, including reasonable legal expense and attorneys’ fees (“Losses”) to which any Spruce Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any Third Party (collectively, “Claims”) arising out of, based on, or resulting from (a) the Exploitation of Licensed Products in the Spruce Territory by or on behalf of HBM Alpha or its Affiliates prior to the Effective Date, (b) the Exploitation of Licensed Products in the HBM Alpha Territory, (c) the breach of any of HBM Alpha’s obligations under this Agreement, including HBM Alpha’s representations, warranties or covenants set forth herein, (d) HBM Alpha’s breach of its obligations under the Upstream Agreements or (e) the willful misconduct or negligent acts of any HBM Alpha Indemnitee, provided that, the foregoing clause (a) shall not be construed as requiring HBM Alpha to indemnify Spruce Indemnitees for any infringement or misappropriation of any intellectual property of any Third Party. The foregoing indemnity obligation shall not apply to the extent that (i) the Spruce Indemnitees fail to comply with the indemnification procedures set forth in Section 11.3 and HBM Alpha’s defense of the relevant Claim is materially prejudiced by such failure, or (ii) any Claim arises from, is based on, or results from any activity or occurrence for which Spruce is obligated to indemnify the HBM Alpha Indemnitees under Section 11.2.

11.2 Indemnification by Spruce. Spruce shall defend, indemnify, and hold HBM Alpha and its Affiliates and their respective officers, directors, employees, agents, successors and assigns (the “HBM Alpha Indemnitees”) harmless from and against any and all Losses to which any HBM Alpha Indemnitee may become subject as a result of any Claims arising out of, based on, or resulting from (a) the Exploitation of Licensed Products by or on behalf of Spruce or its Affiliates or Sublicensees on or after the Effective Date, (b) the breach of any of Spruce’s obligations under this Agreement, including Spruce’s representations, warranties, or covenants set forth herein, including the covenant to comply with applicable terms in the Upstream Agreements as set forth in Section 2.8, or (c) the willful misconduct or negligent acts of any Spruce Indemnitee. The foregoing indemnity obligation shall not apply to the extent that (i) the HBM Alpha Indemnitees fail to comply with the indemnification procedures set forth in Section 11.3 and Spruce’s defense of the relevant Claim is materially prejudiced by such failure, or (ii) any Claim arises from, is based on, or results from any activity or occurrence for which HBM Alpha is obligated to indemnify the Spruce Indemnitees under Section 11.1.

11.3 Indemnification Procedures. The Party claiming indemnity under this Article 11 (the “Indemnified Party”) shall give written notice to the Party from whom indemnity is being sought (the “Indemnifying Party”) promptly after learning of such Claim and shall offer control of the defense of such Claim to the Indemnifying Party. The Indemnified Party shall provide the Indemnifying Party with reasonable assistance, at the Indemnifying Party’s expense, in connection with the defense of the Claim for which indemnity is being sought. The Indemnified Party may participate in and monitor such defense with counsel of its own choosing at its sole expense unless (a) the Indemnifying Party and the Indemnified Party have agreed to the retention of such counsel or (b) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both Parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in either case of (a) or (b), the Indemnifying Party shall be responsible for such expense. The Indemnifying Party shall have the right to assume and conduct the defense of the Claim with counsel of its choice. The Indemnifying Party shall not settle any Claim without the prior written consent of the Indemnified Party, not to be unreasonably withheld, unless the settlement involves only the payment of money and includes an unconditional release of the Indemnified Party from all liability on claims that are the subject matter of such proceeding. So long as the Indemnifying Party is actively defending the Claim in good faith, the Indemnified Party shall not settle or compromise any such Claim without the prior written consent of the Indemnifying Party. If the Indemnifying Party does not assume and conduct the defense of the Claim as provided above, (x) the Indemnified Party may defend against, consent to the entry of any judgment, or enter into any settlement with respect to such Claim in any manner the Indemnified Party may deem reasonably appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith), and (y) the Indemnifying Party shall remain responsible to indemnify the Indemnified Party as provided in this Article 11. Notwithstanding anything contained in this Section 11.3, the provisions of Section 9.5 shall govern the defense of any Infringement Actions.

11.4 Limitation of Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 11.4 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 2.6, SECTION 11.1 OR 11.2, OR DAMAGES AVAILABLE FOR A PARTY’S GROSS NEGLIGENCE, WILLFUL MISCONDUCT, FRAUD, BREACH OF ITS CONFIDENTIALITY OBLIGATIONS IN ARTICLE 12.

11.5 Insurance. Each Party shall procure and maintain insurance adequate to cover its obligations hereunder and consistent with normal business practices of prudent companies similarly situated. It is understood that such insurance shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this Article 11. Each Party shall provide the other Party with written evidence of such insurance upon request. Each Party shall provide the other Party with written notice at least [***] prior to the cancellation, non‑renewal or material change in such insurance.

Article 12
CONFIDENTIALITY

12.1 Confidentiality. Each Party agrees that, during the Term and for a period of [***] thereafter, it shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Agreement (which includes the exercise of any rights or the performance of any obligations hereunder or thereunder) any Confidential Information of the other Party, except to the extent expressly agreed in writing by the Parties. The foregoing confidentiality and non-use obligations shall not apply to any portion of the other Party’s Confidential Information that the receiving Party can demonstrate by competent written proof:

12.1.1 was already known to the receiving Party or its Affiliate, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

12.1.2 was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

12.1.3 became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party or its Affiliate in breach of this Agreement;

12.1.4 was disclosed to the receiving Party or its Affiliate without any confidentiality obligations by a Third Party who, to the Party’s knowledge, had a legal right to make such disclosure and who did not obtain such information directly or indirectly from the other Party; or

12.1.5 was independently discovered or developed by the receiving Party or its Affiliate without use of or reference to the other Party’s Confidential Information, as evidenced by a contemporaneous writing.

For clarity, Section 12.1.1, 12.1.4, and 12.1.5 above shall not limit HBM Alpha’s confidentiality obligations with respect to Licensed Know-How that is specifically related to the Licensed Compound.

12.2 Authorized Disclosure. Notwithstanding the obligations set forth in Section 12.1, a Party may disclose the other Party’s Confidential Information and the terms of this Agreement to the extent:

12.2.1 such disclosure is reasonably necessary (a) for the filing or prosecuting of Patent rights as contemplated herein; (b) to comply with the requirements of Regulatory Authorities with respect to obtaining and maintaining Regulatory Approval of Licensed Product;

(c) for the prosecuting or defending litigation as contemplated herein; or (d) for the Development of a Licensed Compound or Licensed Product in a Party’s respective territory;

12.2.2 such disclosure is reasonably necessary to its or its Affiliate’s directors, officers, employees, agents, consultants, contractors, licensees or Sublicensees, on a need-to-know basis for the sole purpose of performing its obligations or exercising its rights hereunder or, in the case of HBM Alpha, the counterparty to any Upstream Agreement or other Third Party agreements pursuant to which any Licensed Technology comes into Control of HBM Alpha or any of its Affiliates during the Term of the Agreement, to fulfill its obligations thereunder; provided that in each case, the disclosees are bound by written obligations of confidentiality consistent with those contained in this Agreement (or in case of any Upstream Agreement or other Third Party agreements pursuant to which any Licensed Technology comes into Control of HBM Alpha or any of its Affiliates during the Term of the Agreement, in accordance with the confidentiality terms set forth therein); or

12.2.3 such disclosure is reasonably necessary to comply with applicable Laws, including regulations or rules promulgated by applicable securities commissions (or other securities regulatory authorities), security exchanges, court order, administrative subpoena or order; and

12.2.4 solely with respect to the terms of this Agreement and excluding disclosure of any other Confidential Information, such disclosure is reasonably necessary to any bona fide potential or actual investor, acquiror, merger partner, or other financial or commercial partner for the sole purpose of evaluating or carrying out an actual or potential investment, financing, acquisition or other business relationship; provided that in connection with such disclosure, such Party shall inform each disclosee of the confidential nature of such Confidential Information and require each disclosee to treat such Confidential Information as confidential under terms that are substantially consistent with those contained in the Agreement (provided further that the duration of confidentiality and non-use obligations may be of customary duration).

Notwithstanding the foregoing, in the event a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to Section 12.2.1 or 12.2.3, such Party shall promptly notify the other Party of such required disclosure, to the extent that it is legally authorized or permitted to so, and shall use reasonable efforts to obtain, or to assist the other Party in obtaining, where necessary, a protective order preventing or limiting the required disclosure.

12.3 Publicity; Terms of Agreement.

12.3.1 The Parties agree that the terms of this Agreement are the Confidential Information of both Parties, subject to the special authorized disclosure provisions set forth in this Section 12.3.

12.3.2 After the Effective Date, the Parties will jointly prepare and issue a press release at a mutually-agreed time. Except as provided in the foregoing sentence, neither Party shall issue any press release, trade announcement or make any other public announcement or statement with regard to the transactions contemplated by this Agreement without the other Party’s prior written consent. If either Party desires to make any additional public disclosure concerning the terms of this Agreement, such Party shall give the proposed text of such disclosure to the other Party reasonably in advance (but in any case no less than [***] prior to the disclosure) for its prior review and approval (except as otherwise provided herein), which approval shall not be unreasonably withheld or delayed. A Party commenting on such a proposed disclosure shall provide its comments, if any, within [***] after receiving the proposed disclosure for review (or such shorter period of time as necessitated by regulatory requirements). In relation to the other Party’s review of such an announcement, such other Party may make specific, reasonable comments on such proposed press release within the prescribed time for commentary. Neither Party shall be required to seek the permission of the other Party to repeat any information regarding the terms of this Agreement that has already been publicly disclosed by such Party, or by the other Party, in accordance with this Section 12.3.

12.3.3 The Parties acknowledge that either or both Parties or their Affiliates may be obligated to file under applicable Laws a copy of this Agreement with Governmental Authorities, including, without limitation, the U.S. Securities and Exchange Commission (the “SEC”). Each Party and its Affiliates shall be entitled to make such a required filing, provided that it requests confidential treatment of the commercial terms and sensitive technical terms hereof to the extent such confidential treatment is reasonably available. In the event of any such filing, each Party will provide the other Party with a copy of this Agreement marked to show provisions for which such Party or its Affiliate intends to seek confidential treatment and shall reasonably consider and incorporate the other Party’s timely comments thereon to the extent consistent with the legal requirements, with respect to the filing Party or Affiliate, governing disclosure of material agreements and material information that must be publicly filed.

12.4 Technical Publication.

12.4.1 Spruce Publication. If Spruce desires to publish peer reviewed manuscripts, or give other forms of public disclosure such as abstracts and presentations of results of studies carried out under this Agreement or otherwise pertaining to the Development of the Licensed Compound or Licensed Products in the Field (each such presentation or publication, a “Publication”), Spruce shall provide HBM Alpha the opportunity to review and comment on any such proposed publication at least [***] for abstracts or [***] for manuscripts prior to its intended submission for publication. Spruce shall consider (and incorporate with respect to results of studies carried out by HBM Alpha, its Affiliates or Sublicensees in the HBM Alpha Territory) any comments thereto provided by HBM Alpha in good faith and shall comply with HBM Alpha’s request to remove any and all of HBM Alpha’s Confidential Information from the proposed publication. In addition, Spruce shall delay the submission for a period up to [***] in the event that HBM Alpha can demonstrate reasonable need for such delay for the preparation and filing of a patent application. Spruce agrees to acknowledge the contributions of HBM Alpha and its employees in all publications in accordance with scientific practices.

12.4.2 HBM Alpha Publication. If HBM Alpha desires to make a Publication, HBM Alpha shall provide Spruce the opportunity to review and comment on any such proposed publication at least [***] for abstracts or [***] for manuscripts prior to its intended submission for publication. HBM Alpha shall consider (and incorporate with respect to results of studies carried out by Spruce, its Affiliates or Sublicensees in the Spruce Territory) any reasonable comments thereto provided by Spruce in good faith and shall comply with Spruce’s request to remove any and all of Spruce’s Confidential Information from the proposed publication. In addition, HBM Alpha shall delay the submission for a period up to [***] in the event that Spruce can demonstrate reasonable need for such delay for the preparation and filing of a patent application. HBM Alpha shall provide Spruce with a copy of the manuscript at the time of the submission. HBM Alpha agrees to acknowledge the contributions of Spruce and its employees in all publications in accordance with scientific practices.

12.5 Equitable Relief. Each Party acknowledges that its breach of this Article 12 will cause irreparable harm to the other Party, which cannot be reasonably or adequately compensated in damages in an action at law. By reasons thereof, each Party agrees that the other Party shall be entitled, in addition to any other remedies it may have under this Agreement or otherwise, to preliminary and permanent injunctive and other equitable relief to prevent or curtail any actual or threatened breach of the obligations relating to Confidential Information set forth in this Article 12 by the other Party.

Article 13
TERM AND TERMINATION

13.1 Term. The term of this Agreement (the “Term”) shall commence upon the Effective Date and, unless earlier terminated pursuant to this Article 13, shall remain in effect until the expiration of the Royalty Term on a Licensed Product-by-Licensed Product and country-by-country basis. Upon the expiration (but not early termination) of this Agreement, on a Licensed Product-by-Licensed Product and country-by-country basis, the licenses granted hereunder by HBM Alpha to Spruce shall become fully paid-up, royalty free, irrevocable and perpetual.

13.2 Termination by Spruce. Spruce may terminate this Agreement either on a Licensed Product-by-Licensed Product basis or in its entirety for convenience upon (a) [***] prior written notice to HBM Alpha (if such notice is provided before the First Commercial Sale of any Licensed Product in any country) or (b) [***] prior written notice to HBM Alpha (if such notice is provided following the First Commercial Sale of any Licensed Product in any country).

13.3 Termination for Breach. Each Party shall have the right to terminate this Agreement in its entirety immediately upon written notice to the other Party if the other Party materially breaches this Agreement and, after receiving written notice identifying such material breach in reasonable detail, fails to cure such material breach within [***] from the date of such notice; provided that, if either Party disputes (a) whether such material breach has occurred, or (b) whether the defaulting Party has cured such material breach, the Parties agree to resolve the dispute as expeditiously as possible under Article 14. It is understood and acknowledged that during the pendency of such a dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder.

13.4 Termination for Cessation. Without prejudice to any other remedies available to HBM Alpha at law or in equity (including for any breach of the terms hereof), if at any time prior to one (1) year after the First Commercial Sale of a Licensed Product in the United States, Spruce (either by itself or via an Affiliate or Sublicensee), ceases conducting all material Development activities for any Licensed Compound or Licensed Product in all Major European Markets and the United States for a period of [***] (the “Cessation Period”), then HBM Alpha shall have the right to terminate this Agreement by written notice to Spruce and Spruce fails to cure such breach within [***] from the date of such notice. Such Cessation Period shall be tolled to the extent that such cessation is (i) caused by HBM Alpha’s failure to perform the HBM[***] IND-Enabling Activities in accordance with this Agreement, (ii) a result of Spruce’s (or its Affiliate’s or Sublicensee’s) reasonable response to guidance from or action or inaction by a Regulatory Authority or Governmental Authority (such as a clinical hold, recall or withdrawal), or (iii) as a result of a force majeure event. Notwithstanding the foregoing, Spruce shall not be deemed to have ceased material Development activities if, during any period of [***], Spruce (either by itself or via its Affiliates or Sublicensee) incurs reasonable and documented internal and external costs in the aggregate equal to or exceeding (a) [*** prior to the Initiation of a first Phase 1 Clinical Trial, or (b) [***] following the Initiation of a first Phase 1 Clinical Trial, on Development activities for any Licensed Compound or Licensed Product in all Major European Markets and the United States.

13.5 Termination for Patent Challenge. To the maximum extent permissible under the applicable Law, HBM Alpha may terminate this Agreement by providing [***] prior written notice of termination to Spruce if Spruce or its Affiliates or Sublicensees (directly or indirectly) contests the validity or enforceability of any Licensed Patent anywhere in the world in any court, tribunal, arbitration proceeding or other proceeding, including the U.S. Patent and Trademark Office and the U.S. International Trade Commission (a “Patent Challenge”), unless within [***] following HBM Alpha’s notice (a) Spruce or its applicable Affiliate or Sublicensee withdraws, cancels or otherwise terminates such Patent Challenge or (b) Spruce terminates the applicable sublicense agreement with its Sublicensee. Notwithstanding the above, HBM Alpha shall not have the right to terminate this Agreement under this Section 13.5 (i) if [***].

13.6 Termination Due to Bankruptcy. Either Party may terminate this Agreement if, at any time, the other Party files in any court or agency pursuant to any statute or regulation of any state, country or jurisdiction, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of that Party or of its assets, or if the other Party proposes a written agreement of composition or extension of its debts, or if the other Party is served with an involuntary petition against it, filed in any insolvency proceeding, and such petition is not dismissed within [***] after the filing thereof, or if the other Party proposes or becomes a Party to any dissolution or liquidation, or if the other Party makes an assignment for the benefit of its creditors.

13.7 Effects of Termination by Spruce for Convenience, by Spruce for HBM Alpha’s Bankruptcy, or by HBM Alpha for Spruce’s Default. Upon termination of this Agreement by Spruce pursuant to Section 13.2 or Section 13.6 or by HBM Alpha pursuant to Section 13.3, 13.4, 13.5, or 13.6, in each case, the following shall apply (in addition to any other rights and obligations under this Agreement with respect to such termination):

13.7.1 Licenses. All licenses and other rights granted by HBM Alpha to Spruce under this Agreement shall terminate. HBM Alpha shall have a reversion of all rights previously licensed to Spruce hereunder and Spruce, on behalf of itself and its Affiliates and, as applicable, Sublicensees, will and hereby does grant HBM Alpha and its Affiliates, a worldwide, exclusive license, with the right to sublicense through multiple tiers, under the Spruce Reversion Technology to Exploit the Licensed Product(s) with respect to which the Agreement was terminated (“Reversion License”). The Parties shall use reasonable efforts to negotiate the royalty rate payable under the Reversion License within [***] after the commencement of negotiations. If the Parties fail to agree on the royalty rate during such [***], then such issue will be referred to the Executive Officers of the Parties for resolution. If the Executive Officers do not fully resolve such dispute within [***] (or a later date agreed to by each of the Parties) of the dispute being referred to them then such terms shall be decided by baseball arbitration pursuant to the terms set forth on Schedule 13.7.1.

13.7.2 Wind-Down. Spruce will, at Spruce’s sole cost, responsibly wind-down, in accordance with accepted pharmaceutical industry norms and ethical practices, any on-going Clinical Trials for which it has responsibility hereunder in which patient dosing has commenced. For clarity, subject to Section 4.3, Spruce may wind-down any ongoing Clinical Trials prior to the date of termination in accordance with accepted pharmaceutical industry norms and ethical practices and Spruce will be responsible for any costs associated with such wind-down.

13.7.3 Regulatory Materials; Data. Spruce shall (a) provide and assign to HBM Alpha or its designee all Regulatory Materials, including Regulatory Approvals, for the Licensed Products to the extent possible under applicable Law in the Spruce Territory, (b) promptly provide to HBM Alpha all Data (to the extent not already provided to HBM Alpha), including pharmacovigilance data, generated by or on behalf of Spruce, and (c) promptly return or destroy, at HBM Alpha’s election, all Confidential Information of HBM Alpha.

13.7.4 Transition Assistance. Upon HBM Alpha’s reasonable request, (a) Spruce shall provide such assistance as may be reasonably necessary for HBM Alpha to continue the Development and Commercialization of Licensed Products in the Spruce Territory, to the extent Spruce or its Affiliate is then performing or having performed such activities, including upon the reasonable request of HBM Alpha, assigning (to the extent Spruce has rights to assign) any agreements or arrangements Spruce or its Affiliate have with any Third Party that are solely for the Development, distribution, sale or otherwise Commercialization of Licensed Products; and (b) Spruce shall assign to HBM Alpha the product trademarks (if any, and excluding any corporate trademarks or tradenames of Spruce or its Affiliates or Sublicensees) and provide HBM Alpha with copies of any promotional and marketing materials generated by or on behalf of Spruce with respect to Licensed Products prior to the effective date of termination. Spruce will provide any other assistance or take any other actions, in each case reasonably requested by HBM Alpha, as necessary to transfer to HBM Alpha the Exploitation of the Licensed Products, and will execute all documents as may be reasonably requested by HBM Alpha in order to give effect to this Section 13.7.4. Spruce shall bear all of its costs arising out of any of the transition assistance activities set forth in clause (a) or (b) performed by Spruce.

13.7.5 Inventory. In the event that this Agreement is terminated in its entirety, HBM Alpha shall have the right, but not the obligation, to purchase any and all of the inventory of Licensed Products held by Spruce or its Affiliates as of the date of termination, at no price. Spruce shall also have the right to continue to be permitted to sell such inventory for up to at least [***] after the effective date of termination of this Agreement.

13.7.6 Return of Confidential Information. Upon the early termination of this Agreement, each Party shall promptly return to the other Party all Confidential Information of such other Party (other than any Confidential Information required to continue to exercise a Party’s rights that survive termination of this Agreement), provided, however, copies may be retained and stored solely for the purpose of determining its obligations under this Agreement, subject to the non-disclosure and non-use obligation under Article 12. In addition, the receiving Party will not be required to return or destroy Confidential Information contained in any computer system back-up records made in the ordinary course of business; provided that such Confidential Information may not be accessed without the disclosing Party’s prior written consent or as required by applicable Law.

13.7.7 Terminated Product. In the event this Agreement is not terminated in its entirety, but rather is terminated on a Licensed Product-by-Licensed Product basis pursuant to Section 13.2, then, notwithstanding anything to the contrary in this Section 13.7, the consequences of termination described herein shall only apply to such terminated Licensed Product, and this Agreement shall remain in full force and effect with respect to all Licensed Products other than such terminated Licensed Product.

13.8 Effects of Termination by Spruce for HBM Alpha’s Material Breach. Upon termination of this Agreement by Spruce pursuant to Section 13.3, the following shall apply (in addition to any other rights and obligations under this Agreement with respect to such termination):

13.8.1 Licenses. All licenses and other rights granted by HBM Alpha to Spruce under this Agreement shall terminate. HBM Alpha shall have a reversion of all rights previously licensed to Spruce hereunder for which the relevant licenses have terminated on a fully paid-up and royalty-free basis.

13.8.2 Wind-Down. Spruce will, at HBM Alpha’s cost, responsibly wind-down, in accordance with accepted pharmaceutical industry norms and ethical practices, any on-going Clinical Trials for which it has responsibility hereunder in which patient dosing has commenced. For clarity, subject to Section 4.3, Spruce may wind-down any ongoing Clinical Trials prior to the date of termination in accordance with accepted pharmaceutical industry norms and ethical practices and Spruce will be responsible for any costs associated with such wind-down.

13.8.3 Transition Assistance. Upon HBM Alpha’s reasonable request, Spruce shall provide such assistance as may be reasonably necessary for HBM Alpha to continue the Development and Commercialization of Licensed Products in the Spruce Territory, to the extent Spruce or its Affiliate is then performing or having performed such activities, including upon the reasonable request of HBM Alpha, assigning (to the extent Spruce has rights to assign) any agreements or arrangements Spruce or its Affiliate have with any Third Party that are solely for the Development, distribution, sale or otherwise Commercialization of Licensed Products. Spruce will provide any other assistance or take any other actions, in each case reasonably requested by HBM Alpha, as necessary to transfer to HBM Alpha the Exploitation of the Licensed Products, and will execute all documents as may be reasonably requested by HBM Alpha in order to give effect to this Section 13.7.4. HBM Alpha shall bear all costs arising out of any of the transition assistance activities set forth in this Section 13.7.4.

13.8.4 Inventory. In the event that this Agreement is terminated in its entirety, HBM Alpha shall have the right, but not the obligation, to purchase any and all of the inventory of Licensed Products held by Spruce or its Affiliates as of the date of termination, at the

Manufacturing Cost. Notwithstanding the foregoing, upon Spruce’s request, at its sole discretion, HBM Alpha shall re-purchase any and/or all of its inventory of the Licensed Products, at the Manufacturing Cost. Spruce shall also have the right to continue to be permitted to sell such inventory for up to at least [***] after the effective date of termination of this Agreement.

13.8.5 Return of Confidential Information. Upon the early termination of this Agreement, each Party shall promptly return to the other Party all Confidential Information of such other Party (other than any Confidential Information required to continue to exercise a Party’s rights that survive termination of this Agreement), provided, however, copies may be retained and stored solely for the purpose of determining its obligations under this Agreement, subject to the non-disclosure and non-use obligation under Article 12. In addition, the receiving Party will not be required to return or destroy Confidential Information contained in any computer system back-up records made in the ordinary course of business; provided that such Confidential Information may not be accessed without the disclosing Party’s prior written consent or as required by applicable Law.

13.8.6 Terminated Product. In the event this Agreement is not terminated in its entirety, but rather is terminated on a Licensed Product-by-Licensed Product basis pursuant to Section 13.2, then, notwithstanding anything to the contrary in this Section 13.7, the consequences of termination described herein shall only apply to such terminated Licensed Product, and this Agreement shall remain in full force and effect with respect to all Licensed Products other than such terminated Licensed Product.

13.9 Survival. Any expiration or termination of this Agreement shall not affect rights or obligations (including, without limitation, payment obligations) of the Parties under this Agreement that have accrued prior to the date of expiration or termination. Notwithstanding anything to the contrary, the following provisions shall survive any expiration or termination of this Agreement: Article 1, Section 2.3, Sections 8.7 and 8.8 (solely with respect to payment obligations accrued but not paid as of the effective date of termination), Section 8.10, Section 8.11, Section 9.1, Section 10.6, Article 11 (other than Section 11.5), Article 12, Section 13.7, Section 13.8, Section 13.9, Section 13.10, Article 14 and Article 15.

13.10 Termination Not Sole Remedy. Termination is not the sole remedy under this Agreement and, whether or not termination is effected and notwithstanding anything contained in this Agreement to the contrary, all other remedies shall remain available except as agreed to otherwise herein.

13.11 Spruce Special Remedy. In the event that Spruce would have the right to terminate this Agreement pursuant to Section 13.3 (and for clarity, subject to any dispute resolution in accordance with Article 14) for HBM Alpha’s uncured material breach of Section 2.1.1, Section 2.6, Section 6.3(a), Section 10.2.2, Section 10.5.1(a) or Article 12, then, Spruce may, in lieu of exercising such termination right, as an alternative remedy for such breach, elect to maintain this Agreement in full force and effect, and effective as of the date on which such termination would have taken place: [***]. For clarity, Spruce shall only have the right to exercise the remedy in this Section 13.11 once.

Article 14
DISPUTE RESOLUTION

14.1 Disputes; Internal Resolution. The Parties recognize that disputes as to certain matters may from time to time arise that relate to either Party’s rights and/or obligations hereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation. To accomplish this objective, the Parties agree that, except as otherwise provided in Section 3.2.4, if a dispute arises under or relates to this Agreement, including, without limitation, any alleged breach under this Agreement or any issue relating to the interpretation or application of this Agreement, and the Parties are unable to resolve such dispute within [***] after such dispute is first identified by either Party in writing to the other, the Parties shall refer such dispute to a senior executive of each of HBM Alpha (or one of its Affiliates) and Spruce (the “Executive Officers”) for attempted resolution by good faith negotiations within [***] after notice referring to the dispute is received. If the dispute is not resolved within such [***], then except as otherwise provided in Section 1.84(c), Section 3.2.4, Section 13.7.1 or Section 14.3, the dispute shall be resolved by arbitration in accordance with Section 14.2 and thereafter neither Party shall have any further obligation under this Section 14.1. Notwithstanding the foregoing, and without waiting for the expiration of any such [***] periods, each Party shall each have the right to apply to any court of competent jurisdiction for appropriate interim or provisional relief, as necessary to protect the rights or property of such Party.

14.2 Arbitration. All disputes arising out of or in connection with this Agreement, including any questions regarding its formation, existence, validity or termination, or the scope or applicability of this agreement to arbitrate, shall be finally settled by arbitration under the Rules of the Arbitration of the International Chamber of Commerce (“ICC”) then in effect, by a tribunal comprised of three arbitrators. Each Party shall nominate one arbitrator and the two Party-nominated arbitrators shall nominate the third arbitrator, who shall serve as the presiding arbitrator, within [***] after the second arbitrator’s appointment.

14.2.1 The seat, or legal place, of arbitration shall be Wilmington, Delaware. The language of the arbitration shall be English. The arbitral award shall be final and binding on the Parties, and the Parties undertake to carry out any award without delay. Judgment on the award may be entered in any court of competent jurisdiction.

14.2.2 Each Party retains the right to apply to any court of competent jurisdiction for interim and/or conservatory measures, including pre-arbitral attachments or preliminary injunctions as necessary to protect the rights or property of such Party and to prevent immediate and irreparable injury, loss, or damage on a provisional basis without first submitting to the dispute resolution procedures set forth in this Section 14.2, and any such request shall not be deemed incompatible with, or a waiver of, this agreement to arbitrate.

14.2.3 The existence and content of the arbitral proceedings and any rulings or awards shall be kept confidential by the Parties and members of the arbitral tribunal except (a) to the extent that disclosure may be required of a Party to fulfill a legal duty, protect or pursue a legal right, or enforce or challenge an award in bona fide legal proceedings before a state court or other judicial authority, (b) with the consent of all Parties, (c) where needed for the preparation or presentation of a claim or defense in this arbitration, (d) where such information is already in the public domain other than as a result of a breach of this clause, or (e) by order of the arbitral tribunal upon application of a Party.

14.3 Intellectual Property Disputes. Notwithstanding anything herein to the contrary, any and all issues and disputes regarding the scope, construction, validity and enforceability any Patent or other intellectual property rights, such dispute shall be determined in a court of competent jurisdiction under the laws of the jurisdiction where such Patent or intellectual property right was filed or issued.

14.4 Governing Law. This Agreement shall be governed by and construed under, and all disputes arising under or in connection with this Agreement shall be resolved in accordance with, the laws of the State of Delaware, without giving effect to any choice of law rules or principles. The United Nations Convention on International Contracts on the Sale of Goods does not apply to this Agreement and is expressly and entirely excluded.

Article 15
MISCELLANEOUS

15.1 Entire Agreement; Amendment. This Agreement, including the Schedules hereto, sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter hereof and supersedes, as of the Effective Date, all prior and contemporaneous agreements and understandings between the Parties with respect to the subject matter hereof, including the Confidentiality Agreement. The foregoing shall not be interpreted as a waiver of any remedies available to either Party as a result of any breach, prior to the Effective Date, by the other Party of its obligations under the Confidentiality Agreement. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth in this Agreement. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.

15.2 Force Majeure. Both Parties shall be excused from the performance of their obligations under this Agreement to the extent that such performance is prevented by force majeure and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued only for so long as (a) the condition constituting force majeure continues and (b) the nonperforming Party takes all reasonable efforts to remove the condition. For purposes of this Agreement, force majeure shall include conditions beyond the reasonable control of the applicable Party, which may include an act of God, war, civil commotion, terrorist act, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe, action or inaction of any Governmental Authority (including export controls), and failure of plant or machinery. Notwithstanding the foregoing, a Party shall not be excused from making payments owed hereunder because of a force majeure affecting such Party. If a force majeure persists for more than [***], then the Parties will discuss in good faith the modification of the Parties’ obligations under this Agreement in order to mitigate the delays caused by such force majeure.

15.3 Export Control. HBM Alpha agrees not to export, directly or indirectly, any technical data it acquires from or provides to Spruce in violation of United States export laws or regulations before, upon or after the Effective Date. Each Party agrees that its performance hereunder shall at all times comply with all applicable Laws, rules, regulations and ordinances of the United States and all other applicable jurisdictions. Spruce shall have the right to terminate this Agreement without any obligation to HBM Alpha if the license HBM Alpha grants hereunder is prohibited or delayed for more than [***] due to a violation of United States export laws and regulations.

15.4 Notices. Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate Party at the address specified below or such other address as may be specified by such Party in writing in accordance with this Section 15.4, and shall be deemed to have been given for all purposes (a) when received, if hand-delivered or sent by a reputable courier service, or (b) [***] after mailing, if mailed by first class certified or registered airmail, postage prepaid, return receipt requested.

If to HBM Alpha:

HBM Alpha Therapeutics, Inc.
Suite 355, 22 Strathmore Road
Natick, MA 01760
Attn: [***]
Email: [***]

with copies to (which shall not constitute notice):

Goodwin Procter LLP
New York Times Building
620 8th Ave, New York, NY 10018
Attn: Zhenghui (Alan) Wang
Email: [***]

If to Spruce:

Spruce Biosciences, Inc.
611 Gateway Blvd, Suite 740
South San Francisco, CA 94080
USA
Attn: President and Chief Financial Officer
Email: [***]

with copies to (which shall not constitute notice):

Cooley LLP
500 Boylston Street, Floor 14
Boston, MA 02116
Attn: Geoffrey Spolyar
Email: [***]

15.5 No Strict Construction; Headings. This Agreement has been prepared jointly by the Parties and shall not be strictly construed against either Party. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision. The headings of each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section. Except where the context otherwise requires, the use of any gender shall be applicable to all genders, and the word “or” is used in the inclusive sense (and/or). The term “including” as used herein means including, without limiting the generality of any description preceding such term.

15.6 Assignment; Change of Control.

15.6.1 Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other Party which shall not be unreasonably withheld, except that either Party may make such an assignment or a transfer without the other Party’s consent to an Affiliate of such Party (so long as such Affiliate remains an Affiliate of the assigning Party and the assigning Party will remain liable for all of its rights and obligations under this Agreement).

15.6.2 Notwithstanding Section 15.6.1, either Party may without such consent but with prior written notice to the other Party, assign this Agreement and its rights and obligations hereunder in connection with (a) a Change of Control (other than pursuant to an assignment for the benefit of creditors) or (b) the sale of all or substantially all of such Party’s assets or business to which this Agreement relates. In addition, HBM Alpha may assign its right to receive payments under this Agreement or grant any security interest in its rights, title and interest in this Agreement, in whole or in part and in their entirety or in portions, to an institutional financier in connection with a financing transaction (a “Securitization Transaction”) without the prior written consent of Spruce, provided that the institutional financier in such contemplated Securitization Transaction is a company with experience in royalty financing or similar transactions in the pharmaceutical or biotechnology industry and is not a strategic pharmaceutical or biotechnology company (other than the investment or venture capital arm of any such or biotechnology company).

15.6.3 Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any assignment or attempted assignment by either Party in violation of the terms of this Section 15.6 shall be null, void and of no legal effect.

15.7 Performance by Affiliates. Each Party may discharge any obligations and exercise any right hereunder (including the right to receive payments) through any of its Affiliates. Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Agreement, and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

15.8 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

15.9 Severability. If any one or more of the provisions of this Agreement is held to be invalid or unenforceable in any forum, such provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof. The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

15.10 No Waiver. Any delay in enforcing a Party’s rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement, except with respect to an express written and signed waiver relating to a particular matter for a particular period of time.

15.11 Independent Contractors. Each Party shall act solely as an independent contractor, and nothing in this Agreement shall be construed to give either Party the power or authority to act for, bind, or commit the other Party in any way. Nothing herein shall be construed to create the relationship of partners, principal and agent, or joint-venture partners between the Parties.

15.12 English Language. This Agreement was prepared in the English language, which language shall govern the interpretation of, and any dispute regarding, the terms of this Agreement.

15.13 Counterparts. This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15.14 Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by one Party to the other Party are, and otherwise will be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or comparable provision of applicable bankruptcy or insolvency laws, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code or comparable provision of applicable bankruptcy or insolvency laws. The Parties agree that a Party that is a licensee of such rights under this Agreement will retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code or comparable provision of applicable bankruptcy or insolvency laws. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party to this Agreement under the U.S. Bankruptcy Code or comparable provision of applicable bankruptcy or insolvency laws, the other Party will be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in its possession, will be promptly delivered to it (a) upon any such commencement of a bankruptcy or insolvency proceeding upon its written request therefor, unless the bankrupt Party elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered under clause (a) above, following the rejection of this Agreement by or on behalf of the bankrupt Party upon written request therefor by the other Party.

Signature Page Follows

In Witness Whereof, the Parties have executed this Collaboration and License Agreement in duplicate originals by their duly authorized officers as of the Effective Date.

HBM Alpha Therapeutics, Inc. By: /s/ Jingsong Wang Name Jingson Wang Title: Chairman	Spruce Biosciences, Inc. By: /s/ Samir Gharib Name: Samir Gharib Title: President and CFO

Signature Page to Collaboration and License Agreement

Schedule 1.54
Licensed Compounds

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mAb ID	VH CDR1 SEQ ID NO: Sequence	VH CDR2 SEQ ID NO: Sequence	VH CDR3 SEQ ID NO: Sequence	VL CDR1 SEQ ID NO: Sequence	VL CDR2 SEQ ID NO: Sequence	VL CDR3 SEQ ID NO: Sequence
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Schedule 1.56
Licensed Patents

Project No.	Application No.	Application Date	Title	Country	Priority Date	Case Status	Publication No.	Applicant
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Schedule 2.4
Transfer of Licensed Know-How

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Schedule 3.2.4
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Schedule 4.2
Development Plan

	Activities	M1	M2	M3	M4	M5	M6	M7	M8	M9	M10	Budget
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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Schedule 7.1
Clinical Supply

	Item	Estimated completion	Lot
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Schedule 10.2.11
Existing Agreements

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Schedule 13.7.1
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